      AIM HIGH YIELD FUND II

      -------------------------------------------------------------------------

      AIM High Yield Fund II seeks to achieve a high level of current income.

      PROSPECTUS                                      --Registered Trademark--
      NOVEMBER 29, 1999

                                     This prospectus contains important
                                     information about Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1

- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                        1

- - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                 2

- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     2

Expense Example                               2

FUND MANAGEMENT                               3

- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   3

Advisor Compensation                          3

Portfolio Managers                            3

OTHER INFORMATION                             3

- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 3

Dividends and Distributions                   3

FINANCIAL HIGHLIGHTS                          4

- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1

- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover

- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are a service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities.

  The fund seeks to meet this objective by investing at least 80% of the value of the fund's total assets in non-investment grade debt securities, i.e., "junk bonds." The fund will invest principally in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Rating Services, or those deemed by the portfolio managers to be of comparable quality. The fund will invest at least 80% of the value of the fund's total assets in debt securities, including convertible debt securities and/or cash or cash equivalents. The fund may invest up to 15% of the value of its total assets in equity securities. The fund also may invest up to 25% of its total assets in foreign securities, including up to 10% of the fund's total assets in securities of issuers located in developing markets, i.e., those that are in the initial stages of their industrial cycles.

  Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of capital growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants, are working to avoid year 2000-related problems in its systems and to obtain assurances that the other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.50%     0.50%     0.50%
Distribution and/or
Service (12b-1) Fees      0.25      1.00      1.00
Other Expenses            0.83      0.83      0.83
Total Annual Fund
Operating Expenses        1.58      2.33      2.33
Fee Waiver(3)             0.58      0.58      0.58
Net Expenses              1.00      1.75      1.75
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The fees and expenses set forth in this table are based on actual expenses for the fiscal period ended July 31, 1999, as adjusted for current fee waivers.
(3) The investment advisor has contractually agreed to waive a portion of its fees.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $628    $  950    $1,295     $2,264
Class B    736     1,027     1,445      2,479
Class C    336       727     1,245      2,666
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $628     $950     $1,295     $2,264
Class B    236      727      1,245      2,479
Class C    236      727      1,245      2,666
----------------------------------------------


                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 125 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal period ended July 31, 1999, the advisor received compensation of 0.71% of average daily net assets, consisting of a management fee of 0.50% and an administrative fee of 0.21%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- John L. Pessarra, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1990.

- Kevin E. Rogers, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM High Yield Fund II are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                               CLASS A
                                                  ---------------------------------
                                                           FOR THE PERIOD
                                                         SEPTEMBER 30, 1998
                                                        THROUGH JULY 31, 1999
-----------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.00
Income from investment operations:
  Net investment income                                           0.90
  Net gains on securities (both realized and
    unrealized)                                                   1.26
  Total from investment operations                                2.16
Less distributions:
  Dividends from net investment income                           (0.90)
  Distributions from net realized gains                          (0.01)
  Total distributions                                            (0.91)
Net asset value, end of period                                 $ 11.25
Total return(a)                                                  22.39%
-----------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $34,992
Ratio of expenses to average net assets(b)
  Including waivers and reimbursement                             1.00%
  Excluding waivers and reimbursement                             1.58%
Ratio of net investment income to average net
  assets(b)(c)                                                    9.74%
Portfolio turnover rate                                            223%
-----------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $20,791,446.
(c) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement was 9.14% (annualized).

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                    CLASS B
                                                       ---------------------------------
                                                                FOR THE PERIOD
                                                               NOVEMBER 20, 1998
                                                             THROUGH JULY 31, 1999
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 10.59
Income from investment operations:
  Net investment income                                                0.68
  Net gains on securities
    (both realized and unrealized)                                     0.65
  Total from investment operations                                     1.33
Less distributions:
  Dividends from net investment income                                (0.68)
  Distributions from net realized gains                               (0.01)
  Total distributions                                                 (0.69)
Net asset value, end of period                                      $ 11.23
Total return(a)                                                       13.03%
----------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $20,994
Ratio of expenses to average net assets(b)
  Including waivers and reimbursement                                  1.75%
  Excluding waivers and reimbursement                                  2.33%
Ratio of net investment income to average net
  assets(b)(c)                                                         8.99%
Portfolio turnover rate                                                 223%
----------------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $7,499,236.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 8.39% (annualized).

                                                                    CLASS C
                                                       ---------------------------------
                                                                FOR THE PERIOD
                                                               NOVEMBER 20, 1998
                                                             THROUGH JULY 31, 1999
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 10.59
Income from investment operations:
  Net investment income                                                0.68
  Net gains on securities (both realized and unrealized)               0.64
  Total from investment operations                                     1.32
Less distributions:
  Dividends from net investment income                                (0.68)
  Distributions from net realized gains                               (0.01)
  Total distributions                                                 (0.69)
Net asset value, end of period                                      $ 11.22
Total return(a)                                                       12.93%
----------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $ 3,139
Ratio of expenses to average net assets(b)
  Including waivers and reimbursement                                  1.75%
  Excluding waivers and reimbursement                                  2.33%
Ratio of net investment income to average net
  assets(b)(c)                                                         8.99%
Portfolio turnover rate                                                 233%
----------------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $1,201,066.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 8.39% (annualized).

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
----------------------------------------------------------

                                         INVESTOR'S
                                        SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $   25,000    5.50%         5.82%
$ 25,000 but less than $   50,000    5.25          5.54
$ 50,000 but less than $  100,000    4.75          4.99
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    3.00          3.09
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

                                      A-1                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
----------------------------------------------------------

                                        INVESTOR'S
                                       SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $   50,000    4.75%         4.99%
$ 50,000 but less than $  100,000    4.00          4.17
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    2.50          2.56
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
----------------------------------------------------------

                                        INVESTOR'S
                                       SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $  100,000    1.00%         1.01%
$100,000 but less than $  250,000    0.75          0.76
$250,000 but less than $1,000,000    0.50          0.50
----------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE              CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                    INITIAL                                      ADDITIONAL
TYPE OF ACCOUNT                                   INVESTMENTS                                    INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for                $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                  50
IRA, Education IRA or Roth IRA                    250                                                  50
All other accounts                                500                                                  50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number.
                                Then, use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect option
                                methods described above.               on your completed account application
                                                                       or complete an AIM Internet
                                                                       Connect Authorization Form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once your request for this option
                                                                       has been processed (which may take up
                                                                       to 10 days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/99                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours the New York Stock
                              Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours the NYSE is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

                                      A-5                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--10/99                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

                                      A-7                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/99                            A-8

                             ----------------------
                             AIM HIGH YIELD FUND II
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.0. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM High Yield Fund II
 SEC 1940 Act file number: 811-5686
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   HYI2-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM LIMITED MATURITY
      TREASURY FUND

      --------------------------------------------------------------------------

      AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

      PROSPECTUS                                       --Registered Trademark--
      NOVEMBER 29, 1999

                                    This prospectus contains important
                                    information about Class A shares of the
                                    fund. Please read it before investing and keep it for future reference.

                                    As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1

- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                        1

- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       2

- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3

- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4

- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4

- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 4

Dividends and Distributions                   4

FINANCIAL HIGHLIGHTS                          5

- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1

- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover

- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

  The fund attempts to meet this objective by investing in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less.

  The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash and shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


1989 ...........................................  9.64%
1990 ...........................................  8.96%
1991 ........................................... 10.48%
1992 ...........................................  5.64%
1993 ...........................................  4.45%
1994 ...........................................  0.85%
1995 ...........................................  9.40%
1996 ...........................................  4.73%
1997 ...........................................  5.97%
1998 ...........................................  6.10%

* The Class A shares' year-to-date total return as of September 30, 1999 was 2.12%.

  During the periods shown in the bar chart, the highest quarterly return was 3.24% (quarter ended December 31, 1991) and the lowest quarterly return was --0.20% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(for the periods ending                                                           SINCE      INCEPTION
December 31, 1998)                                1 YEAR   5 YEARS   10 YEARS   INCEPTION       DATE
-------------------------------------------------------------------------------------------------------
Class A                                           5.05%    5.17%     6.48%       6.45%        12/15/87
Lehman 1-to 2-Year U.S. Government Bond Index(1)  4.97     5.88      6.45        6.77(2)     7/31/88(2)
-------------------------------------------------------------------------------------------------------

(1) The Lehman 1-to 2-Year U.S. Government Bond Index is an unmanaged index composed of U.S. Agency and Treasury issues with maturities of one to two years.
(2) The average annual total return given is since the date closest to the earliest date the index became available.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                       CLASS A
--------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         1.00%

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)            None
--------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                      CLASS A
--------------------------------------------------
Management Fees                          0.20%
Distribution and/or
Service (12b-1) Fees                     0.15
Other Expenses                           0.19
Total Annual Fund
Operating Expenses                       0.54
--------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $155     $271      $399       $770
----------------------------------------------

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 125 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 1999, the advisor received compensation of 0.22% of average daily net assets, consisting of a management fee of 0.20% and an administrative fee of 0.02%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Laurie A. Brignac, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Karen Dunn Kelley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Limited Maturity Treasury Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                        CLASS A
                                                  -------------------------------------------------------
                                                                   YEAR ENDED JULY 31,
                                                     1999          1998        1997      1996      1995
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.07      $  10.07   $   9.97   $  10.03   $   9.96
Income from investment operations:
  Net investment income                               0.47          0.53       0.54       0.55       0.54
  Net gains (losses) on securities (both
    realized and unrealized)                         (0.04)           --       0.10      (0.06)      0.07
  Total from investment operations                    0.43          0.53       0.64       0.49       0.61
Less distributions:
  Dividends from net investment income               (0.47)        (0.53)     (0.54)     (0.55)     (0.54)
Net asset value, end of period                    $  10.03      $  10.07   $  10.07   $   9.97   $  10.03
Total return(a)                                       4.32%         5.42%      6.55%      4.98%      6.36%
---------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $390,018      $345,355   $389,812   $359,048   $274,480
Ratio of expenses to average net assets               0.54%(b)      0.54%      0.54%      0.54%      0.51%
Ratio of net investment income to average net
  assets                                              4.61%(b)      5.29%      5.35%      5.45%      5.44%
Portfolio turnover rate                                184%          133%       130%       117%       120%
---------------------------------------------------------------------------------------------------------

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $394,428,791.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
----------------------------------------------------------

                                         INVESTOR'S
                                        SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $   25,000    5.50%         5.82%
$ 25,000 but less than $   50,000    5.25          5.54
$ 50,000 but less than $  100,000    4.75          4.99
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    3.00          3.09
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

                                      A-1                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
----------------------------------------------------------

                                        INVESTOR'S
                                       SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $   50,000    4.75%         4.99%
$ 50,000 but less than $  100,000    4.00          4.17
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    2.50          2.56
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
----------------------------------------------------------

                                        INVESTOR'S
                                       SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $  100,000    1.00%         1.01%
$100,000 but less than $  250,000    0.75          0.76
$250,000 but less than $1,000,000    0.50          0.50
----------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE              CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                    INITIAL                                      ADDITIONAL
TYPE OF ACCOUNT                                   INVESTMENTS                                    INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for                $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                  50
IRA, Education IRA or Roth IRA                    250                                                  50
All other accounts                                500                                                  50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number.
                                Then, use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect option
                                methods described above.               on your completed account application
                                                                       or complete an AIM Internet
                                                                       Connect Authorization Form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once your request for this option
                                                                       has been processed (which may take up
                                                                       to 10 days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/99                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours the New York Stock
                              Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours the NYSE is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

                                      A-5                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--10/99                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

                                      A-7                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/99                            A-8

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Limited Maturity Treasury Fund
 SEC 1940 Act file number: 811-5686
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   LTD-PRO-1   INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION






                         AIM INVESTMENT SECURITIES FUNDS


                            -------------------------

                             AIM HIGH YIELD FUND II

                                       AND

            CLASS A SHARES OF THE AIM LIMITED MATURITY TREASURY FUND


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919



                            -------------------------



        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE
             ABOVE-NAMED FUNDS, COPIES OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                    A I M FUND SERVICES, INC., P.O. BOX 4739,
                           HOUSTON, TEXAS 77210- 4739
                          OR BY CALLING (800) 347-4246.


                            -------------------------


          STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 29, 1999
  RELATING TO THE PROSPECTUS OF AIM HIGH YIELD FUND II DATED: NOVEMBER 29, 1999 AND THE PROSPECTUS OF CLASS A SHARES OF THE AIM LIMITED MATURITY TREASURY FUND
                            DATED: NOVEMBER 29, 1999

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----
INTRODUCTION..............................................................1

GENERAL INFORMATION ABOUT THE TRUST.......................................1

     The Trust and its Shares.............................................1

PERFORMANCE INFORMATION...................................................3

     Yield Calculations...................................................3
     Total Return Calculations............................................4
     Historical Portfolio Results.........................................4

PORTFOLIO TRANSACTIONS....................................................6

     General Brokerage Policy.............................................6
     Allocation of Portfolio Transactions.................................7
     Allocation of IPO Securities Transactions............................7
     Section 28(e) Standards..............................................8
     Transactions with Regular Brokers....................................8
     Brokerage Commissions Paid...........................................9
     Portfolio Turnover...................................................9

INVESTMENT OBJECTIVES AND POLICIES........................................9

     Limited Maturity.....................................................9
     High Yield..........................................................10
     High Yield and Limited Maturity.....................................10
     Limited Maturity....................................................13
     High Yield..........................................................13

INVESTMENT RESTRICTIONS..................................................19

     Limited Maturity....................................................20
     High Yield..........................................................21
     Additional Investment Restrictions of the Funds.....................22
     Investing for Control...............................................22

MANAGEMENT...............................................................22

     Trustees and Officers...............................................22
     Remuneration of Trustees............................................25
     AIM Funds Retirement Plan for Eligible Directors/Trustees...........27
     Deferred Compensation Agreements....................................27
     Investment Advisory and Other Services..............................28
     Distribution Plans..................................................30

THE DISTRIBUTION AGREEMENTS..............................................34


SALES CHARGES AND DEALER CONCESSIONS.....................................35


REDUCTIONS IN INITIAL SALES CHARGES......................................38


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS..............................41


HOW TO PURCHASE AND REDEEM SHARES........................................43

     Backup Withholding..................................................44



NET ASSET VALUE DETERMINATION..............................................46

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...................................47

     Dividends and Distributions...........................................47
     Tax Matters...........................................................47
     Qualification as a Regulated Investment Company.......................47
     Excise Tax on Regulated Investment Companies..........................48
     Fund Distributions....................................................49
     Sale or Redemption of Fund Shares.....................................50
     Reinstatement Privilege...............................................50
     Foreign Shareholders..................................................50
     Effect of Future Legislation; Local Tax Considerations................51

SHAREHOLDER INFORMATION....................................................51

MISCELLANEOUS INFORMATION..................................................54

     Charges for Certain Account Information...............................54
     Audit Reports.........................................................54
     Legal Matters.........................................................54
     Custodian and Transfer Agent..........................................54
     Control Persons and Principal Holders of Securities...................54
     Other Information.....................................................57

APPENDIX A................................................................A-1

APPENDIX B................................................................B-1

     Descriptions of Rating Categories....................................B-1

FINANCIAL STATEMENTS......................................................FS

                                  INTRODUCTION


         AIM Investment Securities Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus, dated November 29, 1999, which relates to the Class A shares of AIM Limited Maturity Treasury Fund and in another Prospectus (collectively, the "Prospectuses" and each separately a "Prospectus") dated November 29, 1999, which relates to Class A, Class B and Class C shares of AIM High Yield Fund II (collectively, the "Funds", and each separately a "Fund"). Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Fund Services, Inc. ("AFS"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246.
Investors must receive and should read the Prospectus before they invest in any Fund.

         This Statement of Additional Information is intended to furnish investors with additional information concerning the Funds. Some of the information set forth in this Statement of Additional Information is also included in the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

         The Trust was previously incorporated as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund ("Limited Maturity") was reorganized on October 15, 1993 as a portfolio of AIM Investment Securities Funds, a Delaware business trust. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust dated November 5, 1998 (the "Trust Agreement") is on file with the SEC. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         On October 15, 1993, Limited Maturity succeeded to the assets and assumed the liabilities of a series with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Trust and STIC. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to Limited Maturity (or a class thereof) is that of the Predecessor Fund (or corresponding class thereof). The AIM High Yield II Fund portfolio ("High Yield") commenced operations on September 30, 1998. Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectuses under the captions "Exchanging Shares" and "Redeeming Shares."

         The assets received by the Trust for the issuance or sale of shares of each Fund, and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that Fund. They constitute the underlying assets of a Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to the Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Shareholders of a Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of that Fund. However, on matters affecting one portfolio or one class of shares, a separate vote of shareholders of that portfolio or class is required.

Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Each share of beneficial interest of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full shares, as are declared by the Board of Trustees. The Trust offers two separate Funds with differing Class structures: Class A shares and the Institutional Class of Limited Maturity and Class A, Class B and Class C shares of High Yield. As further described in the Prospectuses, each class is subject to differing sales charges (if applicable) and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class of the respective Funds are entitled to share pro rata in the net assets belonging to each Fund available for distribution. If the Trust liquidates, the Funds will first satisfy the outstanding liabilities of each of their classes. The Funds will then distribute the net assets allocable to each of their classes to the shareholders of such classes on a pro rata basis.

         The Class A shares and Institutional Class of Limited Maturity have different shareholders and are allocated certain differing class expenses, such as distribution and/or service fees related to their respective shares. The difference between the expenses of the Class A shares and Institutional Class of Limited Maturity may affect performance. To obtain information about the Institutional Class, please call Fund Management Company ("FMC"), a registered broker-dealer and a wholly owned subsidiary of AIM, at (800) 659-1005. FMC is the exclusive distributor of the Institutional Class.

         Class A shares, Class B shares and Class C shares of High Yield bear different class-specific expenses, are subject to differing sales loads, conversion features and exchange privileges, and have exclusive voting rights on matters pertaining to that class' distribution plan (although Class A shareholders and Class B shareholders of High Yield must approve any material increase in fees payable with respect to the Class A shares of High Yield under the Class A and C Plan).

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the Investment Company Act of 1940, as amended, (the "1940 Act"), state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

         Under Delaware law, the shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private, for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss is limited to circumstances in which the Fund would be unable to meet its obligations and wherein the complaining party was not held to be bound by the disclaimer.

         The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

                             PERFORMANCE INFORMATION

YIELD CALCULATIONS

         Yields for each Fund used in advertising are computed as follows: (a) divide a Fund's income for a given 30 day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period;
(b) divide the figure arrived at in step (a) by the Fund's offering price (including the maximum sales charge) at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds and can be expected to fluctuate from time to time and is not necessarily indicative of future results. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

         Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions that Fund paid over the same period or the rate of income reported in that Fund's financial statements. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares.

         Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by an investor before making an investment in the Fund.

         Each Fund may also quote its distribution rate, which expresses the historical amount of income a Fund paid as dividends to its shareholders as a percentage of the Fund's offering price. The distribution rate for the Class A shares of Limited Maturity for the thirty day period ended July 31, 1999, was 3.88%. The distribution rates for the Class A, Class B and Class C shares of High Yield for the thirty days ended July 31, 1999 were

9.30%, 8.57% and 8.56%, respectively. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1999, as applicable, by the maximum offering price per share at the end of the period and annualizing the result.

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any changes in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of a Fund. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results.

         Standardized total return for Class A shares of High Yield reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares of High Yield reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         In addition to average annual total return, a Fund may quote unaveraged or cumulative total return reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking any applicable maximum sales charge or maximum contingent deferred sales charge into account. If quoted without the sales charge or contingent deferred sales charge, the performance quotation will be noted by an asterisk or other conspicuous footnote disclosing this fact. Excluding a Fund's sales charge or contingent deferred sales charge from a total return calculation produces a higher total return figure.

HISTORICAL PORTFOLIO RESULTS

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Some or all of the Funds may participate in the Initial Public Offering ("IPO") market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact due to the Funds' small asset base. There is no guarantee that as the Funds' assets grow, they will continue to experience substantially similar performance by investing in IPOs.

         A Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Inc. and other independent services which monitor the performance of mutual funds. A Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

         A Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts. In addition, a Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. An investor should be aware that an investment in a Fund is subject to risks not present in ownership of a certificate of deposit, due to possible greater risk of loss of capital.

         From time to time, a Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         From time to time sales literature and/or advertisements may disclose
(i) top holdings included in a Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         The following charts show the total returns for Class A shares of Limited Maturity for the one, five and ten year periods ended July 31, 1999 and total returns for Class A shares of Limited Maturity and Class A, Class B and Class C shares of High Yield for the period from inception of each class until July 31, 1999:


                                                                  AVERAGE ANNUAL RETURNS
                                                                  ----------------------
                                                  ONE                FIVE             TEN              SINCE
                                                  YEAR               YEARS           YEARS           INCEPTION
                                                  ----               -----           -----           ---------
         Limited Maturity
                  Class A*                        3.29%              5.31%           5.93%             6.23%



                                                               CUMULATIVE RETURN
                                                               -----------------
                                                  ONE                FIVE            TEN              SINCE
                                                  YEAR               YEARS           YEARS           INCEPTION
                                                  ----               -----           -----           ---------
         Limited Maturity
                  Class A*                        3.29%               29.52%          77.96%            102.02%
         High Yield
                  Class A**                        N/A                 N/A             N/A               16.56%
                  Class B***                       N/A                 N/A             N/A                8.03%
                  Class C***                       N/A                 N/A             N/A               11.93%

         *        December 15, 1987 (date operations commenced)
         **       September 30, 1998 (date operations commenced)
         ***      November 20, 1998 (date operations commenced)


         The 30-day yield for the Class A shares of Limited Maturity as of July 31, 1999, was 4.95%.

         The 30-day yield for the Class A, Class B and Class C shares of High Yield as of July 31, 1999, were 9.98%, 9.72% and 9.72%, respectively.

         During the one-year period ended July 31, 1999, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,032.91. During the five-year period ended July 31, 1999, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,295.22. During the ten-year period ended July 31, 1999, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,779.55. For the period from December 15, 1987 (date operations commenced) through July 31, 1999, a hypothetical $1,000 investment in the Class A shares of Limited Maturity would have been worth $2,020.21. Each of these figures assume the maximum sales charge was paid and all distributions were reinvested.

         During the period from September 30, 1998 (date operations commenced) through July 31, 1999, a hypothetical $1,000 investment in the Class A shares of High Yield would have been worth $1,165.58. During the period from November 20, 1998 (date operations of the Class B and Class C shares commenced) through July 31, 1999, a hypothetical $1,000 investment in each of the Class B shares and Class C shares of High Yield would have been worth $1,080.34 and $1,119.33, respectively.

                             PORTFOLIO TRANSACTIONS

GENERAL BROKERAGE POLICY

         A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since most purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         In the event a Fund purchases securities traded in the over-the-counter market, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

         From time to time, certain of the investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds") may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund may also be considered for purchase by one or more other AIM Funds. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's investment objective, policies and strategies, the liquidity of the AIM Fund if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds in a manner designed to be fair and equitable for the eligible AIM Funds, and so that there is equal allocation of IPOs over the longer term. Where multiple funds are eligible, rotational participation may occur, based on the extent to which an AIM Fund has participated in previous IPOs as well as the size of the AIM Fund. Each eligible AIM Fund with an asset level of less than $500 million will be placed in one or three tiers, depending upon its asset level. The AIM Funds in the tier containing funds with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's net assets. This process continues until all of the AIM Funds in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds not receiving a full Allocation, the Allocation may be made only to certain AIM Funds so that each may receive close to or exactly 40 basis points.

         Any AIM Funds with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds will be placed. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of July 31, 1999, High Yield had no transactions with regular brokers as that term is defined in Rule 10b-1 under the 1940 Act.

BROKERAGE COMMISSIONS PAID

         Limited Maturity paid no brokerage commissions to brokers affiliated with that Fund during the past three fiscal years of the Fund.

         For the period ended July 31, 1999, High Yield paid brokerage commissions of $6,459. For the period ended July 31, 1999, AIM allocated certain of High Yield's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $407,170 and the related brokerage commissions were $928.

PORTFOLIO TURNOVER

         Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objective, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions and other trading costs. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters." High portfolio turnover involves corresponding greater transaction costs which are borne directly by a Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.

         The turnover rates of Limited Maturity for the fiscal years ended July 31, 1999, 1998 and 1997, were 184%, 133% and 130%, respectively. The turnover rate of High Yield for the period September 30, 1998 through July 31, 1999 was 223%.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectuses under the headings "Investment Objective and Strategies" and should be read only in conjunction with the Prospectuses. There can be no assurance that a Fund will achieve its investment objective. The values of the securities in which a Fund invests fluctuate based upon interest rates and market factors. The investment policies may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.

LIMITED MATURITY

         The investment objective of Limited Maturity is to seek liquidity with minimum fluctuation in principal value, and, consistent with this objective, the highest total return achievable. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a fundamental policy, which may be changed only by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

         The Fund will attempt to achieve its objective by investing in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury.

         The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. The Fund's policy of investing in securities with remaining maturities of three (3) years or less will result in high portfolio turnover. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

HIGH YIELD

         High Yield's investment objective is a fundamental policy, and cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. The Board of Trustees reserves the right to change any of the investment policies, strategies or practices of the Fund, described in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

         The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). Individuals considering the purchase of shares of the Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that the Fund will attain its investment objective.

         High Yield may invest up to 100% of its net assets in non-investment grade debt securities, commonly referred to as "junk bonds." Junk bonds are considered to be speculative, and entail greater risks, including default risks, than those found in higher rated securities. See "High Yield -- Risk Factors Regarding Non-Investment Grade Debt Securities" and "Appendix B -- Descriptions of Rating Categories."

         The Fund will invest at least 5% of the value of its total assets in securities that are rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Rating Services ("S&P"), or securities of comparable quality in the opinion of the fund's portfolio managers that are either unrated or rated by other nationally recognized statistical rating organizations ("NRSROs"). The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. At least 80% of the value of the Fund's total assets will be invested in high yield debt securities. The Fund may also invest up to 15% of the value of its total assets in equity securities.

         While the debt securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated debt securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others.

         The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933.

         The Fund may invest in foreign securities.

HIGH YIELD AND LIMITED MATURITY

         DELAYED DELIVERY AGREEMENTS. Delayed delivery agreements involve commitments by a Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund. To assure that a Fund will be as fully invested as possible in instruments meeting the Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, a Fund, or its custodian bank will segregate liquid assets (cash and short-term U. S. Treasury obligations, in the case of Limited Maturity) of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of a Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material. Limited Maturity may purchase or sell U.S. Treasury securities on a "delayed-delivery" basis.

         WHEN-ISSUED SECURITIES. Many new issues of securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of a Fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If a Fund purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by segregating liquid assets (cash and short-term U.S. Treasury obligations, in the case of Limited Maturity) in the same fashion as required for a delayed delivery agreement. Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments. Limited Maturity may purchase U.S. Treasury obligations on a when-issued basis.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

         BORROWING. A Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. Limited Maturity may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely. A Fund will restrict borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of its total assets at the time of the transaction. A Fund will not purchase additional securities when borrowings exceed 5% of its total assets.

         REVERSE REPURCHASE AGREEMENTS. Reverse Repurchase Agreements involve the sale of securities held by a Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date and interest payment. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction or (iii) in the case of High Yield to cover short-term cash requirements resulting from the timing of trade settlements. At the time it enters into a reverse repurchase agreement, High Yield will segregate liquid assets (U.S. Treasury obligations in the case of Limited Maturity) having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

         ILLIQUID SECURITIES. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees has established procedures for determining the liquidity of Rule 144A securities held by the Fund and monitors AIM's liquidity determinations made pursuant to such procedures. High Yield may invest up to 15% of its net assets in securities that are illiquid. Limited Maturity will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven (7) days.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

         REPURCHASE AGREEMENTS. A repurchase agreement involves the purchase by a Fund of an investment contract from a financial institution, such as a domestic bank or primary dealers in U.S. Government securities or U.S. Treasury obligations. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by a Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by a Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligations, a Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. A Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by a Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, a Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven (7) calendar days from the date of acquisition by a Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven (7) days of the date of acquisition.

         Limited Maturity's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

LIMITED MATURITY

         U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds.

         LOANS OF PORTFOLIO SECURITIES. The Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally-supervised banks or savings and loan associations.

         TEMPORARY DEFENSIVE INVESTMENTS. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash and money market instruments. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


HIGH YIELD

         CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. A portion of the Fund's assets may be held from time to time in cash or money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper (referred to collectively as "Money Market Instruments"), all of which will be denominated in U.S. dollars, when such positions are deemed advisable in light of economic conditions or for daily cash management purposes. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to this Statement of Additional Information. In addition, the Fund may invest for temporary defensive purposes all or a substantial portion of its assets in the foregoing types of investments. To the extent that the Fund invests in the foregoing types of investments, its ability to achieve its investment objective may be adversely affected. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

         RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. The Fund seeks to meet its investment objective by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the Fund, and increased issuer defaults on junk bonds.

         In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits the Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

         When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value the Fund's portfolio securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect the Fund's ability to dispose of such securities at desirable prices.

         In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of issuers located in foreign countries, including up to 10% of the Fund's total assets which may be invested in securities of issuers located in emerging markets and developing countries such as Turkey, Poland and Mexico. A "developing country" is a country in the initial stages of its industrialization cycle. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Fund may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors Regarding Foreign Securities" below.

         FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than it could invest in foreign securities. Further information concerning futures contracts and related options is set forth above.

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e., cash) basis at the spot rate prevailing in foreign exchange markets, and will result in currency conversion costs to the

Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while they hold foreign currencies.

         RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of these risks.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         Emerging Markets and Developing Countries. The Fund may invest in companies located within emerging markets or developing countries. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies, such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future.

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest up to 10% of its net assets in equity and/or debt securities issued by REITs.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appear of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         RULE 144A SECURITIES. The Fund may purchase securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) to the extent of one-third of its total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Fund's investment in the loaned securities. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

         COVERED CALL OPTIONS. The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When a Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written.

         SHORT SALES. The Fund may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

         Since the Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         FUTURES CONTRACTS. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when the Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         A description of the various types of futures contracts which may be utilized by the Fund is as follows:

         Interest Rate Futures Contracts - An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

         Stock Index Futures Contracts - A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index and the Value Line Stock Index.

         Foreign Currency Futures Contracts - Futures contracts may also be used to hedge the risk of changes in the exchange rates of foreign currencies.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         The Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

         The Fund may not purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of the Fund's total assets.

         RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, the Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Fund is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Fund intends to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to segregate additional liquid assets for payment of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the Fund to suffer losses which it would not otherwise sustain.

                             INVESTMENT RESTRICTIONS

         The percentage limitations set forth in these investment restrictions are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Funds may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of a Fund's assets occurring subsequent to the time of purchase.

LIMITED MATURITY

         As a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of Limited Maturity, such Fund will not:

                  (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

                  (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

                  (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and
         (b) by entering into repurchase agreements;

                  (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets;

                  (5) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33 1/3% of the value of its total assets at the time of such borrowing;

                  (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

                  (7) invest in real estate;

                  (8) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

                  (9) purchase oil, gas or mineral interests;

                  (10) invest in any obligation not payable as to principal and interest in United States currency; or

                  (11) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).

         The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of Limited Maturity are eligible for investment by a federal credit union. In order to ensure that shares of Limited Maturity meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

                  (1) The Fund will enter into repurchase agreements only with:
         (i) banks insured by the Federal Deposit Insurance Corporation (FDIC);
         (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase;

                  (2) the Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period;

                  (3) the Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions; or

                  (4) the Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

HIGH YIELD

         As a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of High Yield, such Fund may not:

                  (1) borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, reverse repurchase agreements, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

                  (2) make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration;

                  (3) purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts;

                  (4) act as a securities underwriter;

                  (5) purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon;

                  (6) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief;

                  (7) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are not included within this restriction;

                  (8) make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets, and except that the Fund may enter into repurchase agreements;

                  (9) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon; or

                  (10) invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund, and may sell covered call options.

ADDITIONAL INVESTMENT RESTRICTIONS OF THE FUNDS

         The Funds' investment programs are also subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

INVESTING FOR CONTROL

         The Funds will not invest in companies for purposes of exercising control or management.

                                   MANAGEMENT

         The overall management of the business and affairs of the Funds is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement and administrative services agreement with AIM, the agreements with AIM Distributors regarding distribution of each Fund's shares, the agreement with The Bank of New York as the custodian for Limited Maturity Class A shares and the agreement with State Street Bank and Trust Company as the custodian for High Yield and the agreement with A I M Fund Services, Inc. ("AFS") as transfer agent. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. All of the trustees of the Trust also serve as directors or trustees of some or all of the other AIM Funds. Certain of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.


                                            POSITIONS HELD       PRINCIPAL  OCCUPATION  DURING  AT LEAST THE
  NAME, ADDRESS AND AGE                     WITH REGISTRANT      PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (80)                    Trustee and Chairman   Chairman of the Board of Directors, A I M Management
                                                                 Group Inc., A I M Advisors, Inc., A I M Capital
                                                                 Management, Inc., A I M Distributors, Inc., A I M Fund
                                                                 Services, Inc. and Fund Management Company; and Vice
                                                                 Chairman and Director, AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------------

BRUCE L. CROCKETT (55)                          Trustee          Director, ACE Limited (insurance company). Formerly,
906 Frome Lane                                                   Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                                 Corporation; and Chairman, Board of Governors of INTELSAT
                                                                 (international communications company).
--------------------------------------------------------------------------------------------------------------------------

OWEN DALY II (75)                               Trustee          Director, Cortland Trust Inc. (investment company).
Six Blythewood Road                                              Formerly, Director, CF & I Steel Corp., Monumental Life
Baltimore, MD  21210                                             Insurance Company and Monumental General Insurance
                                                                 Company; and Chairman of the Board of Equitable
                                                                 Bancorporation.
 --------------------------------------------------------------------------------------------------------------------------

EDWARD K. DUNN, JR. (64)                        Trustee          Chairman of the Board of Directors, Mercantile Mortgage
2 Hopkins Plaza, 20th Floor                                      Corp. Formerly, Vice Chairman of the Board of Directors
Baltimore, MD   21201                                            and President, Mercantile-Safe Deposit & Trust Co.; and
                                                                 President, Mercantile Bankshares.
--------------------------------------------------------------------------------------------------------------------------

JACK M. FIELDS (47)                             Trustee          Chief Executive Officer, Texana Global, Inc. (foreign
8810 Will Clayton Parkway                                        trading company) and Twenty First Century Group, Inc.
Jetero Plaza, Suite E                                            (a governmental affairs company). Formerly, Member of
Humble, TX 77338                                                 the U.S. House of Representatives.

--------------------------------------------------------------------------------------------------------------------------

**CARL FRISCHLING (62)                          Trustee          Partner, Kramer, Levin, Naftalis & Frankel, LLP (law
   919 Third Avenue                                              firm). Formerly, Partner, Reid & Priest (law firm).
   New York, NY  10022
--------------------------------------------------------------------------------------------------------------------------

----------------------

     * A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

     ** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.


                                            POSITIONS HELD       PRINCIPAL  OCCUPATION  DURING  AT LEAST THE
  NAME, ADDRESS AND AGE                     WITH REGISTRANT      PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM  (52)                  Trustee and President   Director, President and Chief Executive Officer, A I M
                                                                 Management Group Inc.; Director and President, A I M
                                                                 Advisors, Inc.; Director and Senior Vice President,
                                                                 A I M Capital Management, Inc., A I M Distributors, Inc.,
                                                                 A I M Fund Services, Inc., and Fund Management Company;
                                                                 and Director, AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------------

PREMA MATHAI-DAVIS (49)                         Trustee          Chief Executive Officer, YWCA of the U.S.A.;
350 Fifth Avenue, Suite 301                                      Commissioner, New York City Department for the Aging;
New York, NY 10118                                               and Member of the Board of Directors, Metropolitan
                                                                 Transportation Authority of New York State.
--------------------------------------------------------------------------------------------------------------------------

LEWIS F. PENNOCK  (57)                          Trustee          Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX  77057
--------------------------------------------------------------------------------------------------------------------------

LOUIS S. SKLAR (60)                             Trustee          Executive Vice President, Development and Operations,
Transco Tower, 50th Floor                                        Hines Interests Limited Partnership (real estate
2800 Post Oak Blvd.                                              development).
Houston, TX  77056

--------------------------------------------------------------------------------------------------------------------------

GARY T. CRUM (52)                        Senior Vice President   Director and President, A I M Capital Management, Inc.;
                                                                 Director and Executive Vice President, A I M Management
                                                                 Group Inc.; Director and Senior Vice President, A I M
                                                                 Advisors, Inc.; and Director, A I M Distributors, Inc.
                                                                 and AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------------

CAROL F. RELIHAN  (45)                   Senior Vice President   Director, Senior Vice President, General Counsel and
                                             and Secretary       Secretary, A I M Advisors, Inc.; Senior Vice President,
                                                                 General Counsel and Secretary, A I M Management Group
                                                                 Inc.; Director, Vice President and General Counsel,
                                                                 Fund Management Company; General Counsel and Vice
                                                                 President, A I M Fund Services, Inc.; and Vice
                                                                 President, A I M Capital Management, Inc. and A I M
                                                                 Distributors, Inc.

--------------------------------------------------------------------------------------------------------------------------

     * A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.


                                            POSITIONS HELD       PRINCIPAL  OCCUPATION  DURING  AT LEAST THE
  NAME, ADDRESS AND AGE                     WITH REGISTRANT      PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------

DANA R. SUTTON  (40)                       Vice President and    Vice President and Fund Controller, A I M Advisors,
                                               Treasurer         Inc.; and Assistant Vice President and Assistant
                                                                 Treasurer, Fund Management Company.


--------------------------------------------------------------------------------------------------------------------------

MELVILLE B. COX  (56)                        Vice President      Vice President and Chief Compliance Officer, A I M
                                                                 Advisors, Inc., A I M Capital Management, Inc., A I M
                                                                 Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                                 Management Company.

--------------------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (39)                       Vice President      Senior Vice President, A I M Capital Management, Inc.
                                                                 and Vice President, A I M Advisors, Inc.

--------------------------------------------------------------------------------------------------------------------------

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

REMUNERATION OF TRUSTEES

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of the other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:


                                                                    RETIREMENT
                                              AGGREGATE              BENEFITS                 TOTAL
                                             COMPENSATION             ACCRUED             COMPENSATION
                                               FROM THE               BY ALL                FROM ALL
        TRUSTEE                                 FUNDS(1)            AIM FUNDS(2)           AIM FUNDS(3)
        -------                             -------------          ------------           -------------
Charles T. Bauer                            $        0             $        0              $        0

Bruce L. Crockett                                1,947                 37,485                  96,000

Owen Daly II                                     1,947                122,898                  96,000

Edward K. Dunn, Jr.                              1,947                      0                  78,889

Jack M. Fields                                   1,941                 15,826                  95,500

Carl Frischling(4)                               1,937                 97,791                  95,500

Robert H. Graham                                     0                      0                       0

John F. Kroeger(5)                                 198                107,896                  91,654

Prema Mathai-Davis                               1,798                      0                  32,636

Lewis F. Pennock                                 1,937                 45,766                  95,500

Ian W. Robinson(6)                               1,266                 94,442                  94,500

Louis S. Sklar                                   1,931                 90,232                  95,500

-------------------------

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 1999, including interest earned thereon, was $11,681.

(2) During the fiscal year ended July 31, 1999, the total estimated amount of expenses allocated to the Trust in respect of such retirement benefits was $2,794. Data reflects compensation for the calendar year ended December 31, 1998.

(3) Each trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM as of December 31, 1998. Data reflect total compensation earned during the calendar year ended December 31, 1998.

(4) The Trust paid the law firm of Kramer, Levin, Naftalis & Frankel, LLP Limited Maturity and High Yield, each paid $4,376 and $1,967, respectively, in legal fees for services provided to the Trust during the fiscal year ended July 31, 1999. Mr. Frischling, a trustee of the Trust, is a partner at such firm.

(5) Mr. Kroeger was a trustee until June 11, 1998, when he resigned. On that date he became a consultant to the Trust. Of the amount listed above, $-0- was for compensation for services as a trustee and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6)      Mr. Robinson was a trustee until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming a specific level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Dr. Mathai-Davis are 12, 12, 1, 2, 22, 20, 18, 11, 10 and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT



      Number of Years of       Annual Retirement Compensation Paid By
         Service With                All Applicable AIM Funds
        Applicable AIM
             Funds
      -------------------    -------------------------------------------
              10                              $67,500

               9                              $60,750

               8                              $54,000

               7                              $47,250

               6                              $40,500

               5                              $33,750


DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Funds and of each other AIM Fund from which they are deferring compensation.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Trust, on behalf of the Funds, has entered into a Master Investment Advisory Agreement (the "Advisory Agreement") and a Master Administrative Services Agreement (the "Administrative Services Agreement") with AIM.

         AIM was organized in 1976, and together with its subsidiaries advises or manages over 125 investment company portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YK, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the Unites States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of that Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to trustees and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

         The Advisory Agreement will continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of each Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested

Trustees") by votes cast in person at a meeting called for such purpose. The Trust or AIM may terminate the Advisory Agreement with respect to a Fund on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its assignment.

         Under the terms of the Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may perform or arrange for certain accounting and other administrative services for the Funds which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Funds reimbursement of their costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and his staff, and any expenses related to fund accounting services. In addition, pursuant to the terms of a Transfer Agency and Service Agreement, AFS, a wholly owned subsidiary of AIM and registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services to the Funds. AFS' principal address is P.O. Box 4739, Houston, Texas 77210-4739.

         Under the Advisory Agreement, AIM is entitled to receive from Limited Maturity a fee calculated at the following annual rates, based on the average daily net assets of the Fund during the year:


                       Net Assets                              Annual Rate
                       ----------                              -----------
                  First $500 million                              0.20%
                  Amount over $500 million                       0.175%

         Under the Advisory Agreement, AIM is entitled to receive from High Yield a fee calculated at the following annual rates, based on the average daily net assets of the Fund during the year:


                       Net Assets                              Annual Rate
                       ----------                              -----------
                  First $500 million                               0.625%
                  Next $500 million                                 0.55%
                  Amount over $1 billion                            0.50%

         For the fiscal years ended July 31, 1999, 1998 and 1997, AIM received advisory fees from Limited Maturity of $850,738, $855,900 and $837,760, respectively.

         For the period September 30, 1998 through July 31, 1999, AIM received advisory fees from High Yield of $146,069. For the fiscal period September 30, 1998 through July 31, 1999, AIM waived $135,584 of the advisory fees due from High Yield.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Funds. Fee waivers or reductions set forth in the Advisory Agreement may not be terminated without shareholders approval.

         The Administrative Services Agreement for the Funds provides that AIM may provide or arrange for the performance of certain accounting, shareholder servicing and other administrative services to the Funds which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by AIM and the Board of Trustees. The Administrative Services Agreement provides that such agreement will continue in effect from year to year if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for such purpose.

         For the fiscal years ended July 31, 1999, 1998 and 1997, Limited Maturity reimbursed AIM for certain accounting, shareholder servicing and administrative services in the amounts of $70,069, $59,396 and $66,785, respectively.

         For the period September 30, 1998 through July 31, 1999, High Yield reimbursed AIM for certain accounting, shareholders servicing and administrative services in the amount of $64,643.

         In addition, the Transfer Agency and Service Agreement, provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by a Fund, maintain shareholder accounts and provide shareholders with information regarding the Funds and other accounts.

DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of Limited Maturity and High Yield, and the Class C shares of High Yield (the "Class A and C Plan"). Such plan provides that the Class A shares of Limited Maturity and High Yield pay 0.15% and 0.25%, respectively, per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the Class A shares. Under the Class A and C Plan, Class C shares of High Yield pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. Of such amount payable with respect to Class C shares, High Yield pays a service fee of 0.25% of the average daily net assets attributable to Class C shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Funds. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Funds and who provide continuing personal shareholder services to their customers who own Class A or Class C shares of the Funds. The service fees payment to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Funds, in amounts of up to 0.25% of the average daily net assets of each Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Funds. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and Class C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee, but if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         THE CLASS B PLAN. The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of High Yield (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, High Yield pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to its customers who purchase and own Class B shares. Any amount paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell from time to time its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: preparing and distributing advertising material and sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of a Fund authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under
Section 401(a)
of the Internal Revenue Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to a Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in a Fund on behalf of plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rates of 0.15% of the average daily net asset value of Limited Maturity's Class A shares, and 0.25% of the average daily net asset value of High Yield's shares, purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. (the "NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Funds.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the fiscal year ended July 31, 1999, relating to Limited Maturity, and for the period September 30, 1998 (date operations commenced) through July 31, 1999, with respect to Class A shares, Limited Maturity and High Yield paid AIM Distributors under the Class A and C Plan $591,643 and $43,292, respectively, or an amount equal to 0.15% and 0.25% of the Fund's Class A shares average daily net assets.

         For the period November 20, 1998 (date operations commenced) through July 31, 1999, with respect to Class B shares, High Yield paid AIM Distributors under the Class B Plan $52,186, or an amount equal to 1.00% of the Fund's Class B shares average daily net assets.

         For the period November 20, 1998 (date operations commenced) through July 31, 1999, with respect to Class C shares, High Yield paid AIM Distributors under the Class A and C Plan $8,358, or an amount equal to 1.00% of the Fund's Class C shares average daily net assets.

         An estimate by category of actual fees paid by the Class A shares of Limited Maturity during the fiscal year ended July 31, 1999, were allocated as follows:


Advertising                                                                   $   21,939
Printing and mailing prospectuses, semi-annual reports                             2,189
   and annual reports (other than to current shareholders)
Seminars                                                                           6,182
Compensation to Underwriters to partially offset other                                 0
   marketing expenses
Compensation to Sales Personnel                                                        0
Compensation to Dealers including finder's fees                                  561,333

         An estimate by category of actual fees paid by Class A shares of High Yield for the period September 30, 1998 through July 31, 1999, and Class B and Class C shares for the period November 20, 1998 through July 31, 1999, were allocated as follows:


                                                       Class A    Class B     Class C
                                                       -------    -------     -------
Advertising                                            15,039      3,749        670
Printing and mailing prospectuses, semi-
   annual reports and annual reports
   (other than to current shareholders)                 1,642        404         71
Seminars                                                5,703      1,418        247
Compensation to Underwriters to
   partially offset other marketing expenses                0     39,140      6,269
Compensation to Sales Personnel                             0          0          0
Compensation to Dealers including
   finder's fees                                       20,908      7,475      1,101

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each affected class of the Funds and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         Unless terminated earlier in accordance with their terms, the Plans continue as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

         The Plans may be terminated by the vote of a majority of the Independent Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares of High Yield under the Class A and C Plan, the Class B shares of High Yield will no longer convert into Class A shares of High Yield unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will
(i) create a new class of shares of High Yield which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of High Yield will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: The Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.15% and 0.25% of the average daily net assets of Limited Maturity's or High Yield's respective Class A shares, as compared to 1.00% of such assets of High Yield's Class B and Class C shares;
(ii) the Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                           THE DISTRIBUTION AGREEMENTS

         The Trust has entered into a Master Distribution Agreement with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, relating to the Class A shares of Limited Maturity and the Class A and Class C shares of High Yield and a separate Master Distribution Agreement with AIM Distributors relating to the Class B shares of High Yield. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements." The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it requires a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will pay quarterly to dealers and institutions 1.00% of the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based sales charges and service fees to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of the Fund's and its Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreements relating to Class B shares in order to finance distribution expenditures in respect to Class B shares.

         For the fiscal years ended July 31, 1999, 1998 and 1997, the total sales charges paid in connection with the sale of the Class A shares of Limited Maturity were $292,457, $219,035 and $340,764, respectively, of which AIM Distributors retained $75,023, $56,989 and $105,675, respectively.

         For the period September 30, 1998 (date operations commenced) through July 31, 1999, the total sales charge paid in connection with the sale of the Class A shares of High Yield were $339,816 of which AIM Distributors retained $61,541.

         The following chart reflects the contingent deferred sales charges paid by Class A shareholders of Limited Maturity for the fiscal year ended July 31, 1999 and by Class A shareholders of High Yield for the period September 30, 1998 through July 31, 1999 and by the Class B and Class C shareholders of High Yield for the period November 20, 1998 through July 31, 1999.


                                               1999
                                               ----
         Limited Maturity                      $ 15
         High Yield                            $111

                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM European Development Fund, AIM Europe Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Opportunities Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.



                                                                                                    Dealer
                                                                Investor's Sales Charge           Concession
                                                                -----------------------           -----------
                                                                                                     As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                     Amount of Investment in                  Offering          Amount             Offering
                     Single Transaction(1)                       Price         Invested              Price
                     -----------------------                -------------      ----------         -----------
                          Less than $   25,000                  5.50%           5.82%               4.75%
             $ 25,000 but less than $   50,000                  5.25            5.54                4.50
             $ 50,000 but less than $  100,000                  4.75            4.99                4.00
             $100,000 but less than $  250,000                  3.75            3.90                3.00
             $250,000 but less than $  500,000                  3.00            3.09                2.50
             $500,000 but less than $1,000,000                  2.00            2.04                1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.



                                                                                                    Dealer
                                                                Investor's Sales Charge           Concession
                                                                -----------------------          -------------
                                                                                                     As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                     Amount of Investment in                  Offering          Amount             Offering
                       Single Transaction                        Price         Invested              Price
                     ------------------------               -------------      ----------        -------------
                         Less than  $   50,000                   4.75%           4.99%               4.00%
             $ 50,000 but less than $  100,000                   4.00            4.17                3.25
             $100,000 but less than $  250,000                   3.75            3.90                3.00
             $250,000 but less than $  500,000                   2.50            2.56                2.00
             $500,000 but less than $1,000,000                   2.00            2.04                1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.



                                                                                                    Dealer
                                                                Investor's Sales Charge           Concession
                                                                -----------------------           -----------
                                                                                                     As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                     Amount of Investment In                  Offering          Amount             Offering
                       Single Transaction                      Price           Invested              Price
                     ------------------------               --------------     -----------        -----------
                             Less than $   100,000               1.00%            1.01%               0.75%
                $100,000 but less than $   250,000               0.75             0.76                0.50
                $250,000 but less than $ 1,000,000               0.50             0.50                0.40

         There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

         ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

         In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

         AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.

                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE
                  IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,
                  -- Registered Tradmark -- and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts;

                  and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charges Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.

                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner in which shares of the Funds may be purchased appears in the Prospectuses under the caption "Purchasing Shares."

         The sales charge normally deducted on purchases of the Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., due to the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are described in "REDUCTIONS IN INITIAL SALES CHARGES - Purchases At Net Asset Value."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectuses under the caption "Exchanging Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "Redeeming Shares." Shares of AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligations to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 949-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Funds not reasonably practicable.

         The Trust agrees to redeem shares of the Funds, or any other future portfolios of the Trust, solely in cash up to the lesser of $250,000 or 1% of the Funds' net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Funds in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)      the investor fails to furnish a correct TIN to the Fund, or

         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to back-up withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o        a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
                  Section 403(b)(7)

         o        the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o        a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o        a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o        a common trust fund operated by a bank under Section 584(a)

         o        a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o        a trust exempt from tax under Section 664 or described in
                  Section 4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                          NET ASSET VALUE DETERMINATION

         In accordance with the current SEC rules and regulations, the net asset value of a share of each Fund is normally determined once daily as of the close of trading of the New York Stock Exchange (the "NYSE"), which is generally
4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Class will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share is determined by subtracting the liabilities (e.g., accrued and dividends payable) of the Fund allocated to the class from the value of securities, cash and assets (including interest accrued but not collected) of the Fund allocated to the class; and dividing the result by the total number of shares outstanding of such class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by High Yield is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Funds, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS


DIVIDENDS AND DISTRIBUTIONS

         The dividends accrued and paid for each class of each Fund's shares will consist of: (a) interest accrued and discounts earned (including both original issue and market discount) for the Fund, allocated based upon each class's pro rata share of the net assets of the Fund, less (b) Trust expenses accrued for the applicable dividend period attributable to the Fund, such as custodian fees, trustee's fees, and accounting and legal expenses, allocated based upon each class's pro rata share of the net assets of the Fund, less (c) expenses directly attributable to each class which accrued for the applicable dividend period, such as shareholder servicing plan expenses, if any, or transfer agent fees unique to each class.

         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. Accordingly, dividends begin accruing on the first business day of each Fund following the day on which a purchase order for shares of each Fund is effective, and accrue through the day on which a redemption order is effective. Thus, if a purchase order is effective on a Friday, dividends will begin accruing on the following Monday (unless such day in not a business day of the Fund).

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of a Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, if a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

         Limited Maturity may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the Distribution Requirements and the Income Requirement, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gain for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they are not expected to qualify for the 70% dividends received deduction for corporations.

         Each Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% for non-corporate shareholders), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or any other fund in The AIM Family of Funds --Registered Trademark--). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

         Each Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

REINSTATEMENT PRIVILEGE

         For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in a Fund.

                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARES CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions.

The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailings of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution.

Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         AFS, the transfer agent, may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Trustees will issue to the shareholders at least semi-annually financial statements for each Fund. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of the Funds.

LEGAL MATTERS

         Legal matters for the Trust are passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of Limited Maturity. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of High Yield. The custodians attend to the collection of principal and income, pay and collect all monies for securities bought and sold by the respective Funds, and perform certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, is transfer and dividend disbursing agent for the Funds' shares. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodians and the Transfer Agent such compensation as may be agreed upon from time to time.

         Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of October 1, 1999, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of all classes of the Trust, except that the trustees and officers as a group owned 15.5% of the Class A shares of High Yield.

LIMITED MATURITY
----------------

CLASS A SHARES:
---------------

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Limited Maturity, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:


                                                     Percentage      Percentage Owned
      Name and Address                                Owned of         of Record or
      of Owner                                         Record*         Beneficially
      -----------------                              ----------      ----------------
      Merrill Lynch Pierce Fenner & Smith              16.18%               -0-
      FBO The Sole Benefit of Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. East, 2nd Floor
      Jacksonville, FL 32246

INSTITUTIONAL CLASS:
--------------------

      To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class of Limited Maturity, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:


                                                     Percentage      Percentage Owned
Name and Address                                      Owned of         of Record or
of Owner                                              Record*         Beneficially
----------------                                     ----------      ----------------
Frost National Bank                                    59.67%               -0-
Muir & Co.
c/o Frost
P. O. Box 2479
San Antonio, TX 78298-2479

Esor & Co.                                             26.50%               -0-
Attn:  Trust Operations
P. O. Box 19006
Green Bay, WI 54307-9006

Chase Bank of Texas -                                   7.88%               -0-
OBIE & CO:  Acct C-00142C201
Attn:  Mutual Fund Unit
MS 160HCB-09
P. O. Box 200547
Houston, TX 77216-0547


HIGH YIELD
----------

CLASS A SHARES:
---------------

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of High Yield, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:

-----------------------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


                                                     Percentage      Percentage Owned
      Name and Address                                Owned of         of Record or
      of Owner                                         Record*         Beneficially
      -----------------                              ----------      ----------------
      Jonathan C. Schoolar                               -0-              17.38%
      3722 Tartan Lane
      Houston, TX 77025

      Gary T. Crum                                       -0-              15.29%
      11 Greenway Plaza
      Suite 100
      Houston, TX 77046

CLASS B SHARES

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class B shares of High Yield, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:


                                                     Percentage      Percentage Owned
      Name and Address                                Owned of         of Record or
      of Owner                                         Record*         Beneficially
      -----------------                              ----------      ----------------
      Merrill Lynch Pierce Fenner & Smith              7.82%                 -0-
      FBO The Sole Benefit of Customers
      Attn:  Fund Administration
      4800 Deer Lake Dr. East 2nd Floor
      Jacksonville, FL 32246

-----------------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

CLASS C SHARES

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class C shares of High Yield, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:


                                                     Percentage       Percentage Owned
      Name and Address                                Owned of          of Record or
      of Owner                                         Record*          Beneficially
      ----------------                               -----------      -----------------
      Merrill Lynch Pierce Fenner & Smith              11.50%                   -0-
      FBO The Sole Benefit of Customers
      Attn:  Fund Administration
      4800 Deer Lake Dr. East, 2nd Floor
      Jacksonville, FL 32246

      Prudential Securities, Inc.                       8.11%                   -0-
      FBO Mr. Howard W. Gordon
      Personal Rep
      Est Mr. Alvin Perlman
      100 SE 2nd Street, Floor 17
      Miami, FL 33131-2107

--------------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

OTHER INFORMATION

         Each Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered pursuant to the Prospectuses. The Registration Statement is available for inspection by the public at the SEC in Washington, DC.

                                   APPENDIX A

--------------------------------------------------------------------------------


         The following list does not purport to be an exhaustive list of all Money Market Instruments, and the Fund reserves the right to invest in Money Market Instruments other than those listed below:

U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCY SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agency's right to borrow from the Treasury.

BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

MASTER NOTES -- Unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

                                   APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTIONS OF RATING CATEGORIES

         The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P") to certain debt securities in which High Yield may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

MOODY'S
-------

    AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P
---

    AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

                              FINANCIAL STATEMENTS





                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Investment Securities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund II (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations, changes in net assets, and financial highlights for the period September 30, 1998 (date operations commenced) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund II as of July 31, 1999, the results of its operations, changes in its net assets, and financial highlights for the period September 30, 1998 (date operations commenced) through July 31, 1999, in conformity with generally accepted accounting principles.


                       KPMG LLP

                       September 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 1999

                                      PRINCIPAL      MARKET
                                       AMOUNT         VALUE
NON-CONVERTIBLE BONDS &
  NOTES-85.88%

AIRLINES-1.71%

Dunlop Standard Aero Holdings, Sr.
  Notes, 11.875%, 05/15/09(a)        $   990,000   $ 1,012,275
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.87%

JL French Automotive Castings,
  Inc., Sr. Sub. Notes, 11.50%,
  06/01/09(a)                          1,670,000     1,695,050
--------------------------------------------------------------

CHEMICALS-3.48%

Sterling Chemicals, Inc., Sec.
  Notes, 12.375%, 07/15/06(a)          2,000,000     2,055,000
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-2.52%

Key Plastics Holdings, Inc., Series
  B Sr. Sub. Notes, 10.25%,
  03/15/07                             1,540,000     1,488,011
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.66%

Cybernet Internet Services
  International, Inc., Notes,
  14.00%, 07/01/09(a)                  1,000,000     1,007,500
--------------------------------------------------------------
Earthwatch Inc., Sr. Disc. Notes,
  13.00%, 07/15/07 (Acquired
  07/07/99; Cost $1,711,525)(b)(c)     2,500,000     1,749,891
--------------------------------------------------------------
                                                     2,757,391
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.30%

Panda Funding Corp., Series A-1
  Pooled Project Bonds, 11.625%,
  08/20/12                               750,000       768,750
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.42%

Lodgian Financing Corp., Sr. Sub.
  Notes, 12.25%, 07/15/09(a)           2,000,000     2,020,000
--------------------------------------------------------------

FOODS-4.28%

Vlasic Foods International, Inc.,
  Sr. Sub. Notes, 10.25%,
  07/01/09(a)                          1,500,000     1,458,744
--------------------------------------------------------------
Volume Services America Inc., Sr.
  Sub. Notes, 11.25%, 03/01/09(a)      1,000,000     1,070,000
--------------------------------------------------------------
                                                     2,528,744
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-2.41%

Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                             1,500,000     1,424,972
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.77%

King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                             1,000,000     1,045,000
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.37%

Harborside Healthcare, Sr. Unsec.
  Gtd. Disc. Sub. Notes, 11.00%,
  08/01/08(c)                          2,000,000       809,527
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%

DJ Orthopedics, LLC, Sr. Sub.
  Notes, 12.625%, 06/15/09(a)        $ 1,000,000   $   970,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.76%

Team Health, Inc., Sr. Sub. Notes,
  12.00%, 03/15/09(a)                  1,010,000     1,037,775
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-2.95%

Falcon Products, Inc., Sr. Sub.
  Notes, 11.375%, 06/15/09(a)          1,750,000     1,745,625
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.54%

Marvel Enterprises, Inc., Sr.
  Notes, 12.00%, 06/15/09(a)             910,000       912,275
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.62%

Anthony Crane Rentals LP, Series B
  Sr. Unsec. Gtd. Notes, 10.375%,
  08/01/08                             1,000,000       960,000
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.53%

First Wave Marine, Inc., Sr. Unsec.
  Gtd. Notes, 11.00%, 02/01/08         1,000,000       904,990
--------------------------------------------------------------

METALS MINING-3.08%

Centaur Mining & Exploration Ltd.
  (Australia), Sr. Gtd. Yankee
  Notes, 11.00%, 12/01/07              1,000,000       904,978
--------------------------------------------------------------
Doe Run Resources Corp. (The),
  Series B Sr. Unsec. Gtd. Notes,
  11.25%, 03/15/05                     1,000,000       914,960
--------------------------------------------------------------
                                                     1,819,938
--------------------------------------------------------------

NATURAL GAS-2.57%

Western Gas Resources, Inc., Sr.
  Sub. Notes, 10.00%, 06/15/09(a)      1,500,000     1,522,500
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.68%

Global Imaging Systems Inc., Sr.
  Sub. Notes, 10.75%, 02/15/07(a)      1,000,000       995,000
--------------------------------------------------------------
OIL & GAS (DRILLING &
  EQUIPMENT)-1.73%

Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09       1,000,000     1,025,000
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-2.61%

Comstock Resources, Inc., Sr.
  Notes, 11.25%, 05/01/07(a)           1,500,000     1,545,000
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.65%

American Tissue Inc., Sr. Sec.
  Notes, 12.50%, 07/15/06(a)           1,000,000       974,992
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.78%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                     1,000,000     1,055,000
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                       AMOUNT         VALUE
RAILROADS-1.26%

Railworks Corp., Sr. Sub. Notes,
  11.50%, 04/15/09(a)                $   750,000   $   745,313
--------------------------------------------------------------

RETAIL (SPECIALTY)-2.61%

Vista Eyecare, Inc., Series B Sr.
  Unsec. Gtd. Notes, 12.75%,
  10/15/05                             1,600,000     1,543,989
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.74%

Avis Rent A Car, Inc., Sr. Sub.
  Notes, 11.00%, 05/01/09(a)           1,000,000     1,027,500
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-6.81%

KMC Telecom Holdings, Inc., Sr.
  Notes, 13.50%, 05/15/09(a)           1,500,000     1,537,500
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Unsec. Disc. Notes, 12.125%,
  04/15/08(c)                          1,500,000       798,381
--------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(c)           2,000,000     1,692,483
--------------------------------------------------------------
                                                     4,028,364
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.63%

Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc. Yankee
  Notes, 10.80%, 05/15/09(c)           2,500,000     1,374,907
--------------------------------------------------------------
Interamericas Communications, Sr.
  Notes, 14.00%, 10/27/07              1,000,000       772,461
--------------------------------------------------------------
                                                     2,147,368
--------------------------------------------------------------

TELEPHONE-8.27%

Alestra S.A. (Mexico), Sr. Notes,
  12.625%, 05/15/09(a)                 1,500,000     1,413,750
--------------------------------------------------------------
Logix Communications Enterprises,
  Inc., Sr. Unsec. Notes, 12.25%,
  06/15/08                             1,295,000     1,155,771
--------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes,
  15.00%, 07/01/08                     1,270,000     1,311,275
--------------------------------------------------------------
United Pan-Europe Communications,
  N.V. (Netherlands), Sr. Notes,
  10.875%, 08/01/09(a)                 1,000,000     1,007,500
--------------------------------------------------------------
                                                     4,888,296
--------------------------------------------------------------

TEXTILES (APPAREL)-3.82%

Perry Ellis International Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.25%,
  04/01/06(a)                          1,250,000     1,275,000
--------------------------------------------------------------
St. John Knits, Inc., Sr. Sub.
  Notes, 12.50%, 07/01/09(a)           1,000,000       982,500
--------------------------------------------------------------
                                                     2,257,500
--------------------------------------------------------------

WASTE MANAGEMENT-1.81%

Allied Waste North America, Sr. Sub
  Notes, 10.00%, 08/01/09(a)           1,070,000     1,067,325
--------------------------------------------------------------
    Total Non-Convertible Bonds &
      Notes (Cost $50,555,340)                      50,778,470
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-8.12%

COMPUTERS (SOFTWARE &
  SERVICES)-0.06%

Cybernet Internet Services
  International, Inc.(d)                   2,000   $    33,750
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.18%

King Pharmaceuticals, Inc.(d)              4,000       108,500
--------------------------------------------------------------

HOMEBUILDING-0.19%

Schuler Homes, Inc.(d)                    15,000       110,625
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.20%

Pride International, Inc.(d)              10,000       118,750
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.79%

Chesapeake Energy Corp.(d)                40,000       152,500
--------------------------------------------------------------
Comstock Resources, Inc.(d)               20,000        90,000
--------------------------------------------------------------
Forest Oil Corp.(d)                        6,000        89,250
--------------------------------------------------------------
Pogo Producing Co.                         7,000       133,437
--------------------------------------------------------------
                                                       465,187
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.98%

Clearnet Communications, Inc.(d)           6,500       112,125
--------------------------------------------------------------
Metrocall, Inc.(d)                        35,000       118,125
--------------------------------------------------------------
Microcell Telecommunications Inc.
  (Canada)(d)                             12,000       127,500
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(d)                                     4,000       214,250
--------------------------------------------------------------
Nextel Communications, Inc., Series
  E $111.25 PIK Pfd.                       1,500     1,522,500
--------------------------------------------------------------
Powertel, Inc.(d)                          7,000       257,250
--------------------------------------------------------------
                                                     2,351,750
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.11%

Call-Net Enterprises, Inc.
  (Canada)(d)                             15,000        67,500
--------------------------------------------------------------
Convergent Communications, Inc.(d)        10,000       160,000
--------------------------------------------------------------
Convergent Communications, Wts.,
  expiring 04/01/08(d)                     1,200        25,514
--------------------------------------------------------------
Destia Communications, Inc.(d)             9,000        95,344
--------------------------------------------------------------
Interamericas Communications(d)           50,000       512,500
--------------------------------------------------------------
Long Distance International, Wts.,
  expiring 04/13/08(d)                       670         1,675
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(d)                                  6,000        96,750
--------------------------------------------------------------
Viatel, Inc.(d)                            7,765       287,305
--------------------------------------------------------------
                                                     1,246,588
--------------------------------------------------------------

TELEPHONE-0.61%

GST Telecommunications, Inc.(d)            8,000       120,000
--------------------------------------------------------------
ICG Communications, Inc.(d)                5,300       119,913
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
TELEPHONE-(CONTINUED)

Intermedia Communications, Inc.(d)         4,500   $   124,031
--------------------------------------------------------------
                                                       363,944
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,665,961)                                    4,799,094
--------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-3.09%(e)

SBC Warburg Dillon Read, Inc.,
  5.13%, 08/02/99 (Cost
  $1,828,705)(f)                     $ 1,828,705   $ 1,828,705
--------------------------------------------------------------
TOTAL INVESTMENTS-97.09%                            57,406,269
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.91%                  1,718,636
--------------------------------------------------------------
NET ASSETS-100.00%                                 $59,124,905
==============================================================

Investment Abbreviations:

Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 07/31/99 was $1,749,891 which represented 2.96% of the Fund's net assets.
(c) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Non-income producing security.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 07/30/99 with a maturing value of $500,213,750. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost
  $56,050,006)                            $   57,406,269
--------------------------------------------------------
Receivables for:
  Fund shares sold                               879,649
--------------------------------------------------------
  Investment sold                              3,034,036
--------------------------------------------------------
  Interest and dividends                       1,157,426
--------------------------------------------------------
Investments for deferred compensation
  plan                                             2,449
--------------------------------------------------------
Other assets                                      51,811
--------------------------------------------------------
    Total assets                              62,531,640
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investment purchased                         2,894,450
--------------------------------------------------------
  Fund shares redeemed                           298,558
--------------------------------------------------------
  Deferred compensation                            2,449
--------------------------------------------------------
  Dividends                                      169,289
--------------------------------------------------------
Accrued distribution fees                         26,175
--------------------------------------------------------
Accrued transfer agent fees                        1,255
--------------------------------------------------------
Accrued custodian fees                             1,667
--------------------------------------------------------
Accrued trustees fees                                667
--------------------------------------------------------
Accrued administrative service fees                8,356
--------------------------------------------------------
Accrued operating expenses                         3,869
--------------------------------------------------------
    Total liabilities                          3,406,735
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $   59,124,905
--------------------------------------------------------

NET ASSETS:

Class A                                   $   34,991,606
========================================================
Class B                                   $   20,994,372
========================================================
Class C                                   $    3,138,927
========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        3,110,524
========================================================
Class B                                        1,869,356
========================================================
Class C                                          279,728
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        11.25
========================================================
  Offering price per share:
    (Net asset value of $11.25/ 95.25%)   $        11.81
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        11.23
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        11.22
========================================================

STATEMENT OF OPERATIONS

For the period September 30, 1998 (date operations commenced) through July 31, 1999

INVESTMENT INCOME:

Interest                                    $ 2,498,346
-------------------------------------------------------
Dividends                                         7,952
-------------------------------------------------------
    Total investment income                   2,506,298
-------------------------------------------------------
EXPENSES:
Advisory fees                                   146,069
-------------------------------------------------------
Administrative services fees                     64,643
-------------------------------------------------------
Custodian fees                                    9,788
-------------------------------------------------------
Transfer agent fees-Class A                       8,955
-------------------------------------------------------
Transfer agent fees-Class B                       3,029
-------------------------------------------------------
Transfer agent fees-Class C                         519
-------------------------------------------------------
Trustees' fees                                    6,714
-------------------------------------------------------
Distribution fees-Class A                        43,292
-------------------------------------------------------
Distribution fees-Class B                        52,186
-------------------------------------------------------
Distribution fees-Class C                         8,358
-------------------------------------------------------
Other                                            70,584
-------------------------------------------------------
    Total expenses                              414,137
-------------------------------------------------------
Less: Fee waivers                              (135,584)
-------------------------------------------------------
    Expenses paid indirectly                     (3,313)
-------------------------------------------------------
    Net expenses                                275,240
-------------------------------------------------------
Net investment income                         2,231,058
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  1,689,995
-------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                       1,356,263
-------------------------------------------------------
      Net gain from investment securities     3,046,258
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $ 5,277,316
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period September 30, 1998 (date operations commenced) through July 31, 1999

OPERATIONS:

  Net investment income                                         $    2,231,058
------------------------------------------------------------------------------
  Net realized gain from investment securities                       1,689,995
------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                       1,356,263
------------------------------------------------------------------------------
    Net increase in net assets resulting from operations             5,277,316
------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                           (1,710,595)
------------------------------------------------------------------------------
  Class B                                                             (446,277)
------------------------------------------------------------------------------
  Class C                                                              (70,876)
------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                              (22,467)
------------------------------------------------------------------------------
  Class B                                                                 (421)
------------------------------------------------------------------------------
  Class C                                                                  (64)
------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                           32,499,124
------------------------------------------------------------------------------
  Class B                                                           20,530,581
------------------------------------------------------------------------------
  Class C                                                            3,068,584
------------------------------------------------------------------------------
    Net increase in net assets                                      59,124,905
------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                       --
------------------------------------------------------------------------------
  End of period                                                 $   59,124,905
==============================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $   56,080,847
------------------------------------------------------------------------------
  Undistributed investment income                                       20,746
------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities         1,667,049
------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                   1,356,263
------------------------------------------------------------------------------
                                                                $   59,124,905
==============================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund II (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The Fund commenced operations on September 30, 1998. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher-rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than are higher-grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Equity securities which are listed or traded on an exchange or the NASDAQ National

      Market System are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and
      (iii) securities reported in the NASDAQ National Market System, are valued at the last bid price obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On July 31, 1999, undistributed net investment income was increased by $17,436, undistributed net realized gains increased by $6 and paid-in-capital decreased by $17,442 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.50% of the Fund's average daily net assets in excess of $1 billion. During the period September 30, 1998 (date operations commenced) through July 31, 1999, AIM waived advisory fees in the amount of $135,584.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period September 30, 1998 (date operations commenced) through July 31, 1999, AIM was paid $64,643 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period September 30, 1998 (date operations commenced) through July 31, 1999, the Fund paid AFS $7,750 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period September 30, 1998 (date operations commenced) through July 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $43,292, $52,186 and $8,358, respectively, as compensation under the Plans.
  During the period September 30, 1998 (date operations commenced) through July 31, 1999, the Fund paid legal fees of $1,967 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
  AIM Distributors received commissions of $61,541 from sales of the Class A shares of the Fund during the period September 30, 1998 (date operations commenced) through July 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period September 30, 1998 (date operations commenced) through July 31, 1999, AIM Distributors received $111 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $246 and $3,067, respectively, under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,313 during the period September 30, 1998 (date operations commenced) through July 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1 billion or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period ended July 31,

1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period September 30, 1998 (date operations commenced) through July 31, 1999 was $112,136,400 and $59,967,805, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $2,010,805
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (654,542)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $1,356,263
============================================================
Investments had the same cost for tax and financial
  statement purposes.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the period September 30, 1998 (date operations commenced) through July 31, 1999 were as follows:

                                                SHARES       AMOUNT
                                               ---------   -----------
Sold:
  Class A                                      3,879,343   $40,951,231
----------------------------------------------------------------------
  Class B*                                     2,156,519    23,713,819
----------------------------------------------------------------------
  Class C*                                       322,660     3,551,731
----------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                         99,704     1,082,276
----------------------------------------------------------------------
  Class B*                                        23,551       261,935
----------------------------------------------------------------------
  Class C*                                         3,953        43,955
----------------------------------------------------------------------
Reacquired:
  Class A                                       (868,523)   (9,534,383)
----------------------------------------------------------------------
  Class B*                                      (310,714)   (3,445,173)
----------------------------------------------------------------------
  Class C*                                       (46,885)     (527,102)
----------------------------------------------------------------------
                                               5,259,608   $56,098,289
======================================================================

*Class B and Class C shares commenced sales on November 20, 1998 .

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during the period September 30, 1998 (date operations commenced) to July 31, 1999, and for a share of Class B and Class C outstanding during the period November 20, 1998 (date sales commenced) to July 31, 1999.

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Net asset value, beginning of period                          $ 10.00     $ 10.59     $ 10.59
------------------------------------------------------------  -------     -------     -------
Income from investment operations:
  Net investment income                                          0.90        0.68        0.68
------------------------------------------------------------  -------     -------     -------
  Net gains on securities (both realized and unrealized)         1.26        0.65        0.64
------------------------------------------------------------  -------     -------     -------
    Total from investment operations                             2.16        1.33        1.32
------------------------------------------------------------  -------     -------     -------
Less distributions:
  Dividends from net investment income                          (0.90)      (0.68)      (0.68)
------------------------------------------------------------  -------     -------     -------
  Distributions from net realized gains                         (0.01)      (0.01)      (0.01)
------------------------------------------------------------  -------     -------     -------
    Total distributions                                         (0.91)      (0.69)      (0.69)
------------------------------------------------------------  -------     -------     -------
Net asset value, end of period                                $ 11.25     $ 11.23     $ 11.22
============================================================  =======     =======     =======
Total return(a)                                                 22.39%      13.03%      12.93%
============================================================  =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,992     $20,994     $ 3,139
============================================================  =======     =======     =======
Ratio of expenses to average net assets(b)
  Including waivers and reimbursement                            1.00%       1.75%       1.75%
============================================================  =======     =======     =======
  Excluding waivers and reimbursement                            1.58%       2.33%       2.33%
============================================================  =======     =======     =======
Ratio of net investment income to average net assets(b)(c)       9.74%       8.99%       8.99%
============================================================  =======     =======     =======
Portfolio turnover rate                                           223%        223%        223%
============================================================  =======     =======     =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $20,791,446, $7,499,236 and $1,201,066, for Class A, Class B and Class C shares, respectively.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 9.14% (annualized), 8.39% (annualized) and 8.39% (annualized) for Class A, Class B and Class C shares, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Investment Securities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                       KPMG LLP

                       September 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 1999

                                                                               PRINCIPAL
                                                                                AMOUNT             MARKET
                                                              MATURITY           (000)             VALUE
                                                              --------         ---------        ------------
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-100.19%

5.125%                                                         8/31/00         $ 34,330         $ 34,238,339
------------------------------------------------------------------------------------------------------------
4.50%                                                          9/30/00           34,000           33,648,440
------------------------------------------------------------------------------------------------------------
4.00%                                                         10/31/00           34,060           33,472,806
------------------------------------------------------------------------------------------------------------
4.625%                                                        11/30/00           34,100           33,734,789
------------------------------------------------------------------------------------------------------------
4.625%                                                        12/31/00           35,100           34,681,959
------------------------------------------------------------------------------------------------------------
4.50%                                                          1/31/01           34,100           33,607,255
------------------------------------------------------------------------------------------------------------
5.00%                                                          2/28/01           34,500           34,222,965
------------------------------------------------------------------------------------------------------------
4.875%                                                         3/31/01           34,000           33,625,660
------------------------------------------------------------------------------------------------------------
5.00%                                                          4/30/01           34,200           33,877,836
------------------------------------------------------------------------------------------------------------
5.25%                                                          5/31/01           34,240           34,031,136
------------------------------------------------------------------------------------------------------------
5.75%                                                          6/30/01           34,090           34,160,907
------------------------------------------------------------------------------------------------------------
5.50%                                                          7/31/01           34,700           34,623,660
============================================================================================================
         TOTAL U.S. TREASURY SECURITIES (COST $410,249,128)                                      407,925,752
============================================================================================================
TOTAL INVESTMENTS-100.19%                                                                        407,925,752
============================================================================================================
LIABILITIES LESS OTHER ASSETS-(0.19%)                                                               (777,262)
============================================================================================================
NET ASSETS-100.00%                                                                              $407,148,490
============================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost
  $410,249,128)                            $407,925,752
-------------------------------------------------------
Cash                                          2,864,297
-------------------------------------------------------
Receivables for:
  Investments sold                           34,703,269
-------------------------------------------------------
  Fund shares sold                            3,745,894
-------------------------------------------------------
  Interest                                    4,198,519
-------------------------------------------------------
Investment in deferred compensation plan         30,068
-------------------------------------------------------
Other assets                                     54,032
-------------------------------------------------------
    Total assets                            453,521,831
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      34,638,671
-------------------------------------------------------
  Fund shares reacquired                     10,858,373
-------------------------------------------------------
  Dividends                                     495,043
-------------------------------------------------------
  Deferred compensation                          30,068
-------------------------------------------------------
Accrued advisory fees                            71,337
-------------------------------------------------------
Accrued distribution fees                        74,125
-------------------------------------------------------
Accrued transfer agent fees                      52,749
-------------------------------------------------------
Accrued operating expenses                      152,975
-------------------------------------------------------
    Total liabilities                        46,373,341
-------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $407,148,490
=======================================================

NET ASSETS:

Class A                                    $390,017,633
=======================================================
Institutional Class                        $ 17,130,857
-------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                      38,882,645
=======================================================
Institutional Class                           1,707,856
-------------------------------------------------------
Class A:
  Net asset value and redemption price
    per share                              $      10.03
-------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.03 / 99.00%)   $      10.13
-------------------------------------------------------
Institutional Class:
  Net asset value, redemption price and
    offering price per share               $      10.03
=======================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 1999

INVESTMENT INCOME:

Interest                                    $21,893,952
-------------------------------------------------------

EXPENSES:

Advisory fees                                   850,738
-------------------------------------------------------
Administrative services fees                     70,069
-------------------------------------------------------
Transfer agent fees-Class A                     474,047
-------------------------------------------------------
Transfer agent fees-Institutional Class           3,113
-------------------------------------------------------
Distribution fees-Class A (See Note 2)          591,643
-------------------------------------------------------
Other                                           229,521
-------------------------------------------------------
    Total expenses                            2,219,131
-------------------------------------------------------
Less: Expenses paid indirectly                   (4,605)
-------------------------------------------------------
    Net expenses                              2,214,526
-------------------------------------------------------
Net investment income                        19,679,426
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  1,359,439
-------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities    (3,023,894)
-------------------------------------------------------
      Net gain (loss) from investment
         securities                          (1,664,455)
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $18,014,971
=======================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended July 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,679,426    $ 22,758,619
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   1,359,439       1,855,056
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,023,894)     (1,793,413)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        18,014,971      22,820,262
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (18,245,067)    (20,003,878)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,523,201)     (2,754,741)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       46,655,684     (44,498,315)
------------------------------------------------------------------------------------------
  Institutional Class                                          (33,718,444)      1,723,996
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       11,183,943     (42,712,676)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          395,964,547     438,677,223
------------------------------------------------------------------------------------------
  End of period                                               $407,148,490    $395,964,547
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $413,559,490    $400,652,004
------------------------------------------------------------------------------------------
  Undistributed net investment income                               29,754          88,842
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (4,117,378)     (5,476,817)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,323,376)        700,518
------------------------------------------------------------------------------------------
                                                              $407,148,490    $395,964,547
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Realized gains and losses from securities transactions are recorded on the identified cost basis. On July 31, 1999, undistributed net investment income was increased by $29,754 and paid-in-capital decreased by $29,754 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $2,924,409, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1999, the Fund paid AIM $70,069 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 1999, the Fund paid AFS $206,185 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The

Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1999, the Fund paid AIM Distributors $591,643 as compensation under the Plan.
  AIM Distributors received commissions of $75,023 during the year ended July 31, 1999 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1999, the Fund paid legal fees of $4,376 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES
The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,605 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,605 during the year ended July 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1 billion or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1999 was $804,343,804 and $787,113,635, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $     30,522
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,546,327)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $ (3,515,805)
=========================================================

Cost of investments for tax purposes is $411,441,557.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1999 and 1998 were as follows:

                                  1999                          1998
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               66,719,952   $ 675,218,081    22,832,451   $ 229,871,705
--------------------------------------------------------------------------------
  Institutional Class      489,034       4,947,727     1,450,340      14,604,304
--------------------------------------------------------------------------------
Issued as a
  reinvestment of
  dividends:
  Class A                1,524,802      15,430,990     1,671,295      16,825,885
--------------------------------------------------------------------------------
  Institutional Class        1,998          20,239         4,391          44,205
--------------------------------------------------------------------------------
Reacquired:
  Class A              (63,662,111)   (643,993,387)  (28,922,414)   (291,195,905)
--------------------------------------------------------------------------------
  Institutional Class   (3,809,602)    (38,686,410)   (1,281,958)    (12,924,513)
--------------------------------------------------------------------------------
                         1,264,073   $  12,937,240    (4,245,895)  $ (42,774,319)
================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended July 31, 1999.

                                                                   1999          1998           1997          1996           1995
                                                                 --------      --------       --------      --------       --------
Net asset value, beginning of period                             $  10.07      $  10.07       $   9.97      $  10.03       $   9.96
------------------------------------------------------------     --------      --------       --------      --------       --------
Income from investment operations:
  Net investment income                                              0.47          0.53           0.54          0.55           0.54
------------------------------------------------------------     --------      --------       --------      --------       --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.04)           --           0.10         (0.06)          0.07
------------------------------------------------------------     --------      --------       --------      --------       --------
    Total from investment operations                                 0.43          0.53           0.64          0.49           0.61
------------------------------------------------------------     --------      --------       --------      --------       --------
Less distributions:
  Dividends from net investment income                              (0.47)        (0.53)         (0.54)        (0.55)         (0.54)
------------------------------------------------------------     --------      --------       --------      --------       --------
Net asset value, end of period                                   $  10.03      $  10.07       $  10.07      $   9.97       $  10.03
============================================================     ========      ========       ========      ========       ========
Total return(a)                                                      4.32%         5.42%          6.55%         4.98%          6.36%
============================================================     ========      ========       ========      ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $390,018      $345,355       $389,812      $359,048       $274,480
============================================================     ========      ========       ========      ========       ========
Ratio of expenses to average net assets                              0.54%(b)      0.54%          0.54%         0.54%          0.51%
============================================================     ========      ========       ========      ========       ========
Ratio of net investment income to average net assets                 4.61%(b)      5.29%          5.35%         5.45%          5.44%
============================================================     ========      ========       ========      ========       ========
Portfolio turnover rate                                               184%          133%           130%          117%           120%
============================================================     ========      ========       ========      ========       ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $394,428,791.

      AIM LIMITED MATURITY
      TREASURY FUND
      --------------------------------------------------------------------------

      INSTITUTIONAL CLASS

      AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

      PROSPECTUS                                       --Registered Trademark--
      NOVEMBER 29, 1999

                                    This prospectus contains important
                                    information about the Institutional Class of the fund. Please read it before investing and keep it for future reference.

                                    As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1

- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1

- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       2

- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3

- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4

- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4

- - - - - - - - - - - - - - - - - - - - - - - - -

Suitability for Investors                     4

Dividends and Distributions                   4

FINANCIAL HIGHLIGHTS                          5

- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1

- - - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                           A-1

Redeeming Shares                            A-1

Pricing of Shares                           A-2

Taxes                                       A-2

OBTAINING ADDITIONAL INFORMATION     Back Cover

- - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

  The fund attempts to meet this objective by investing in direct obligations of the U.S. Treasury, including bills, notes and bonds. The fund will only purchase securities with maturities of three years or less.

  The portfolio managers focus on U.S. Treasury obligations they believe have favorable prospects for total return consistent with the fund's investment objective. The portfolio managers usually sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash and shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer the debt security's duration, the more sensitive it is to this risk.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the Institutional Class shares from year to year.


1989 ...........................................  9.85%
1990 ...........................................  9.19%
1991 ........................................... 10.62%
1992 ...........................................  5.87%
1993 ...........................................  4.68%
1994 ...........................................  1.08%
1995 ...........................................  9.67%
1996 ...........................................  5.01%
1997 ...........................................  6.22%
1998 ...........................................  6.33%

* The Institutional Class shares' year-to-date total return as of September 30, 1999 was 2.30%.

  During the periods shown in the bar chart, the highest quarterly return was 4.03% (quarter ended June 30, 1989) and its lowest quarterly return was - 0.15% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------
(for the periods ended                                                          SINCE      INCEPTION
December 31, 1998)                               1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
----------------------------------------------------------------------------------------------------
Institutional Class                               6.33%    5.62%      6.81%      6.71%     07/13/87
Lehman 1-to 2-Year U.S. Government Bond Index(1)  4.97%    5.88%      6.45%      6.77%(2)  07/31/88(2)
----------------------------------------------------------------------------------------------------

(1) The Lehman 1-to 2-Year U.S. Government Bond Index is an unmanaged index composed of U.S. Agency and Treasury issues with maturities of one to two years.
(2) The average annual total return given is since the date closest to the earliest date the index became available.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)               INSTITUTIONAL CLASS
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)            None
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)              INSTITUTIONAL CLASS
-------------------------------------------------------
Management Fees                        0.20%
Distribution and/or
Service (12b-1) Fees                   None
Other Expenses                         0.11
 Total Annual Fund
 Operating Expenses                    0.31
-------------------------------------------------------

You should also consider the effect of any account fees charged by the financial institution managing the account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Institutional Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------
Institutional
  Class              $32      $100      $174       $393
---------------------------------------------------------

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 125 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 1999, the advisor received compensation of 0.22% of average daily net assets, consisting of a management fee of 0.20% and an administrative fee of 0.02%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Laurie A. Brignac, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Scott W. Johnson, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Karen Dunn Kelley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SUITABILITY FOR INVESTORS

The Institutional Class of the fund is intended for use by institutions, particularly banks, acting for themselves or in a fiduciary or similar capacity. The Institutional Class may be particularly appropriate for institutions investing short-term cash reserves for the benefit of customer accounts. Prospective investors should determine if an investment in the fund is consistent with the objectives of its customer account and with applicable state and federal laws and regulations.

  The Institutional Class of the fund is designed to be convenient and economical vehicle for investing in a portfolio of direct U.S. Treasury obligations with remaining maturities of three (3) years or less. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing directly in securities. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own subaccounting.

  The price per share of the fund's shares will fluctuate inversely with changes in interest rates. However the price changes in the fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, but with less capital fluctuation than a long-term bond fund might provide.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                        INSTITUTIONAL CLASS
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                                                     1999         1998         1997         1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.07  $     10.07  $      9.97  $      10.03  $     9.96
Income from investment operations:
  Net investment income                                  0.49         0.56         0.56          0.58        0.57
  Net gains (losses) on securities (both
    realized and unrealized)                            (0.04)       --            0.10         (0.06)       0.07
  Total from investment operations                       0.45         0.56         0.66          0.52        0.64
Less distributions:
  Dividends from net investment income                  (0.49)       (0.56)       (0.56)        (0.58)      (0.57)
Net asset value, end of period                    $     10.03  $     10.07  $     10.07  $       9.97  $    10.03
Total return                                             4.55%        5.66%        6.79%         5.27%       6.61%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $   17,131   $   50,609   $    48,866   $   143,468  $  129,530
Ratio of expenses to average net assets                 0.31%(a)     0.32%         0.31%         0.27%       0.28%
Ratio of net investment income to average net
  assets                                                4.84%(a)     5.51%         5.56%         5.72%       5.70%
Portfolio turnover rate                                  184%         133%          130%          117%        120%
------------------------------------------------------------------------------------------------------------------

(a) Ratios are based on average net assets of $30,940,119.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING SHARES

The minimum initial investment in the Institutional Class is $1,000,000. No minimum amount is required for subsequent investments in the fund, nor are minimum balances required.

  Shares of the Institutional Class of the fund are sold on a continuing basis at their net asset value. Although no sales charge is imposed in connection with the purchase of shares, banks or other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of shares of the fund should consult with such institutions to obtain a schedule of such fees. Institutions may be requested to maintain separate master accounts in the fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary; and (b) for accounts for which the institutions acts in some other capacity. An institution's master accounts and subaccounts with the fund may be aggregated for the purpose of the minimum investment requirement. Prior to the initial purchase of shares, an account application must be completed and sent to A I M Fund Services, Inc. (transfer agent) at P.O. Box 4497, Houston, Texas 77210-4497. An account application may be obtained from the transfer agent.

  In order to be accepted for execution, purchase orders must be submitted in proper form and received during the hours the New York Stock Exchange (NYSE) is open for business and such orders will be confirmed at the net asset value determined as of the close of that day (trade date). Subsequent purchases of shares of the fund may also be made via AIM LINK Remote, a personal computer application software product.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the fund and must be made on the "settlement date," which shall be the next business day of the fund following the trade date. Federal Reserve wires should be sent as early as possible on the settlement date in order to facilitate crediting to the shareholder's account. Any funds received in respect to an order which is not accepted by the fund and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify which fund is being purchased, otherwise any funds received will be returned to the sending institution.

REDEEMING SHARES

TIMING OF REDEMPTIONS

You can redeem shares during the hours the NYSE is open for business. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the fund. Redemption requests with respect to shares for which certificates have not been issued are normally made by calling the transfer agent.

  Shareholders may request a redemption by telephone. The transfer agent and the distributor will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction. Redemption of shares of the fund may also be made via AIM LINK Remote.

TIMING AND METHOD OF PAYMENT

If a redemption request is received during the hours the NYSE is open for business, the redemption will be effected at the net asset value determined as of the close of that day (the redemption date).

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application, but may be remitted by check upon request by a shareholder. The proceeds of a redemption request will be wired on the next business day following the redemption date.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts under $1,000 may, at the option of the fund, be made by check mailed within seven days after receipt of the redemption request in proper form. The fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the fund's best interest to do so.

REDEMPTIONS BY THE FUND

If the fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

The fund is permitted to redeem shares in any account with a net asset value less than $500.

  The fund reserves the right at any time to:

- reject or cancel any part of any purchase order;

- modify any terms or conditions of purchase of shares of the fund; or

- withdraw all or any part of the offering made by this prospectus.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

SHAREHOLDER INFORMATION (continued)
--------------------------------------------------------------------------------

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value.

  The fund values all other securities and assets at their fair value. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the fund. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market.

  The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. The fund prices purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, information showing the amount of dividends and distributions you received from the fund during the prior year will be sent to you.

  Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax.

  The foreign, state and local tax consequences of investment in fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                       ----------------------------------
                       AIM LIMITED MATURITY TREASURY FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 0843
                             Houston, TX 77001-0843

BY TELEPHONE:                (800) 659-1005

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 ----------------------------------
 AIM Limited Maturity Treasury Fund
 SEC 1940 Act file number: 811-5686
 ----------------------------------

[AIM LOGO APPEARS HERE]       www.aimfunds.com          INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                                  STATEMENT OF

                             ADDITIONAL INFORMATION






                         AIM INVESTMENT SECURITIES FUNDS


                       AIM LIMITED MATURITY TREASURY FUND


                               INSTITUTIONAL CLASS




                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005



                                 ---------------




        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                    A I M FUND SERVICES, INC., P.O. BOX 0843,
                            HOUSTON, TEXAS 77001-0843
                          OR BY CALLING (800) 659-1005





                                 ---------------






           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 29, 1999
               RELATING TO THE PROSPECTUS DATED NOVEMBER 29, 1999

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION..................................................................1


GENERAL INFORMATION ABOUT THE FUND............................................1

         The Fund and Its Shares..............................................1

MANAGEMENT....................................................................3

         Trustees and Officers................................................3
         Remuneration of Trustees.............................................6
         AIM Funds Retirement Plan for Eligible Directors/Trustees............8
         Deferred Compensation Agreements.....................................8
         The Investment Advisor...............................................9
         Control Persons and Principal Holders of Securities.................11
         Limited Maturity Treasury Fund......................................11
         AIM High Yield Fund II..............................................12

PURCHASES AND REDEMPTIONS....................................................13

         Net Asset Value Determination.......................................13
         The Distribution Agreement..........................................14
         Suspension of Redemption Rights.....................................14
         Redemptions by the Funds............................................15

INVESTMENT PROGRAM AND RESTRICTIONS..........................................15

         Investment Program..................................................15
         Investment Restrictions.............................................17

PERFORMANCE INFORMATION......................................................18

         Yield Calculations..................................................18
         Total Return Calculations...........................................19
         Historical Portfolio Results........................................19

PORTFOLIO TRANSACTIONS.......................................................20

         General Brokerage Policy............................................20
         Allocation of Portfolio Transactions................................21
         Section 28(e) Standards.............................................21

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.....................................22

         Dividends and Distributions.........................................22
         Tax Matters.........................................................23
         Qualification as a Regulated Investment Company.....................23
         Excise Tax on Regulated Investment Companies........................24
         Fund Distributions..................................................25
         Sale or Redemption of Fund Shares...................................25
         Foreign Shareholders................................................26
         Effect of Future Legislation; Local Tax Considerations..............26

MISCELLANEOUS INFORMATION....................................................27

         Shareholder Inquiries...............................................27
         Audit Reports.......................................................27
         Legal Matters.......................................................27
         Transfer Agent and Custodian........................................27
         Other Information...................................................27

FINANCIAL STATEMENTS.........................................................FS

                                  INTRODUCTION

         AIM Investment Securities Funds (the "Trust") is a series mutual fund currently offering two investment portfolios: the AIM Limited Maturity Treasury Fund (the "Fund") and AIM High Yield Fund II. Currently, the Fund has two classes of shares, consisting of the Institutional Class and the Class A shares. This Statement of Additional Information relates solely to the Institutional Class of the Fund.

         The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus for the Institutional Class (the "Prospectus"), dated November 29, 1999. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, A I M Fund Services, Inc., P.O. Box 0843, Houston, Texas 77001-0843 or by calling
(800) 659-1005. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Institutional Class. Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS SHARES

         The Fund is an open-end, series portfolio of the Trust. The Trust is an open-end, series, management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988. On October 15, 1993, the Trust was reorganized as a Delaware business trust and the Fund, which previously had been a portfolio of another open-end investment company, was redomesticated as a portfolio of the Trust. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998, (the "Declaration of Trust") is on file with the SEC.

         Shares of beneficial interest of the Fund will be redeemable at the net asset value thereof at the option of the shareholder, or at the option of the Fund in certain circumstances.

         Shareholders of the Trust do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares of all series or classes voting together for election of trustees may elect all of the members of the Board of Trustees and in such event, the remaining holders cannot elect any members of the Board of Trustees.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any portfolio or class thereof, however, may be terminated at any time, upon the recommendation of the Board of Trustees, by vote of the holders of a majority of the outstanding shares of the Trust, such portfolio or such class, respectively; provided, however, that the Board of Trustees may terminate, without such shareholder approval, the Trust, any portfolio or any class thereof with respect to which there are fewer than 100 holders of record.

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares, $0.01 par value, of each class of shares of beneficial interest of the Trust. The Board of Trustees may establish additional series or classes of shares from time to time without shareholder approval.

Additional information concerning the rights of share ownership is set forth in the prospectus applicable to each such class or series of shares of the Trust.

         The assets received by the Trust for the issuance or sale of shares of each class relating to a portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that portfolio, and constitute the underlying assets of that portfolio. The underlying assets of each portfolio will be segregated and will be charged with the expenses with respect to that portfolio and with a share of the general expenses of the Trust. While certain expenses of the Trust will be allocated to the separate books of account of each portfolio, certain other expenses may be legally chargeable against the assets of the entire Trust.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the trustees and officers of the Trust will not be personally responsible for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Declaration of Trust protects a trustee against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office with the Trust. The Declaration of Trust provides for indemnification by the Trust of the trustees and the officers, employees or agents of the Trust if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his official care or conduct in his official capacity for the Trust, that his conduct was in the Trust's best interests, (2) in all of the cases, that his conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he had no reason to believe that his conduct was unlawful. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of trustees and officers.

         All shares of the Trust have equal rights with respect to voting, except that (i) the holders of shares of all classes of a particular portfolio, voting together, will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that portfolio, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. The holders of each class have distinctive rights with respect to dividends. In the event of dissolution or liquidation, holders of each portfolio's shares will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares related, less (b) the liabilities of the Trust attributable to the respective portfolio or allocated between the portfolios based on the respective liquidation values of each such portfolio.

         The Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the trustees have been elected by the shareholders, the trustees then in office will call a shareholders' meeting for the election of trustees. In addition, trustees may be removed from office by a written instrument signed by at least two-thirds of the trustees of the Trust or by a vote of the holders of two-thirds of the outstanding shares present at a meeting of which a quorum is present and which has been duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust.

         As used herein, the term "majority of the outstanding shares" of beneficial interest of the Trust or a portfolio means, respectively, the lesser of (i) 67% or more of the shares of beneficial interest of the Trust or the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio.

         The Institutional Class and the Class A shares have different shareholders and are allocated certain differing class expenses, such as distribution and/or service fees related to their respective shares. To obtain information about the Class A shares, please call A I M Fund Services, Inc., a registered broker-dealer and wholly owned subsidiary of A I M Advisors, Inc. ("AIM"), at (800) 347-4246. A I M Distributors ("AIM Distributors") is the exclusive distributor of the Class A shares.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable. The Board of Trustees may create additional classes or series of the Trust's shares without shareholder approval.


                                   MANAGEMENT

         The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund, including the Master Investment Advisory Agreement and Master Administrative Services Agreement with AIM, the agreement with Fund Management Company regarding distribution of the Fund's shares, the agreement with The Bank of New York as the custodian and the agreement with A I M Fund Services, Inc. ("AFS") as transfer agent. The day-to-day operations of the Fund is delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. All of the trustees of the Trust also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM ("AIM Funds"). Certain of the executive officers of the Trust hold similar offices with some or all of such investment companies.

=====================================================================================================================

                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5
         NAME, ADDRESS AND AGE                 REGISTRANT        YEARS

======================================== ======================= ====================================================
*CHARLES T. BAUER (80)                    Trustee and Chairman   Chairman of the Board of Directors, A I M
                                                                 Management Group Inc., A I M Advisors, Inc.,
                                                                 A I M Capital Management, Inc., A I M
                                                                 Distributors, Inc., A I M Fund Services, Inc. and
                                                                 Fund Management Company; and Vice Chairman and
                                                                 Director, AMVESCAP PLC.

=====================================================================================================================

------------------
* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

=====================================================================================================================

                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5
         NAME, ADDRESS AND AGE                 REGISTRANT        YEARS

---------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (55)                          Trustee          Director, ACE Limited (insurance company).
906 Frome Lane                                                   Formerly, Director, President and Chief Executive
McLean, VA 22102                                                 Officer, COMSAT Corporation; and Chairman, Board
                                                                 of Governors of INTELSAT (international
                                                                 communications company).

---------------------------------------------------------------------------------------------------------------------

OWEN DALY II (75)                               Trustee          Director, Cortland Trust Inc. (investment
Six Blythewood Road                                              company). Formerly, Director, CF & I Steel Corp.,
Baltimore, MD  21210                                             Monumental Life Insurance Company and Monumental
                                                                 General Insurance Company; and Chairman of the
                                                                 Board of Equitable Bancorporation.

---------------------------------------------------------------------------------------------------------------------

EDWARD K. DUNN, JR. (64)                        Trustee          Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza, 20th Floor                                      Mortgage Corp.  Formerly, Vice Chairman of the
Baltimore, MD   21201                                            Board of Directors and President, Mercantile-Safe
                                                                 Deposit & Trust Co.; and President, Mercantile
                                                                 Bankshares.
---------------------------------------------------------------------------------------------------------------------

JACK M. FIELDS (47)                             Trustee          Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                                        (foreign trading company) and Twenty First Century
Jetero Plaza, Suite E                                            Group, Inc. (a governmental affairs company).
Humble, TX 77338                                                 Formerly, Member of the U.S. House of
                                                                 Representatives.
---------------------------------------------------------------------------------------------------------------------

**CARL FRISCHLING (62)                          Trustee          Partner, Kramer, Levin, Naftalis & Frankel  LLP
   919 Third Avenue                                              (law firm).  Formerly, Partner, Reid & Priest (law
   New York, NY  10022                                           firm).
---------------------------------------------------------------------------------------------------------------------

*ROBERT H. GRAHAM (52)                        Trustee and        Director, President and Chief Executive Officer,
                                               President         A I M Management Group Inc.; Director and President,
                                                                 A I M Advisors, Inc.; Director and Senior Vice
                                                                 President, A I M Capital Management, Inc., A I M
                                                                 Distributors, Inc., A I M Fund Services, Inc., and
                                                                 Fund Management Company; and Director, AMVESCAP PLC.
=====================================================================================================================


-----------------
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

=====================================================================================================================

                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5
         NAME, ADDRESS AND AGE                 REGISTRANT        YEARS

---------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (49)                         Trustee          Chief Executive Officer, YWCA of the U.S.A.;
350 Fifth Avenue, Suite 301                                      Commissioner, New York City Department for the
New York, NY 10118                                               Aging; and Member of the Board of Directors,
                                                                 Metropolitan Transportation Authority of New York
                                                                 State.

---------------------------------------------------------------------------------------------------------------------

LEWIS F. PENNOCK  (57)                          Trustee          Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX  77057

---------------------------------------------------------------------------------------------------------------------

LOUIS S. SKLAR (60)                             Trustee          Executive Vice President, Development and
Transco Tower, 50th Floor                                        Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                              (real estate development).
Houston, TX  77056

---------------------------------------------------------------------------------------------------------------------

GARY T. CRUM (52)                        Senior Vice President   Director and President, A I M Capital Management,
                                                                 Inc.; Director and Executive Vice President, A I M
                                                                 Management Group Inc.; Director and Senior Vice
                                                                 President, A I M Advisors, Inc.; and Director,
                                                                 A I M Distributors, Inc. and AMVESCAP PLC.

---------------------------------------------------------------------------------------------------------------------

CAROL F. RELIHAN  (45)                   Senior Vice President   Director, Senior Vice President, General Counsel
                                             and Secretary       and Secretary, A I M Advisors, Inc.; Senior Vice
                                                                 President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President and
                                                                 General Counsel, Fund Management Company; General
                                                                 Counsel and Vice President, A I M Fund Services,
                                                                 Inc.; and Vice President, A I M Capital Management,
                                                                 Inc. and A I M Distributors, Inc.

---------------------------------------------------------------------------------------------------------------------

DANA R. SUTTON  (40)                       Vice President and    Vice President and Fund Controller, A I M
                                               Treasurer         Advisors, Inc.; and Assistant Vice President and
                                                                 Assistant Treasurer, Fund Management Company.

---------------------------------------------------------------------------------------------------------------------

MELVILLE B. COX  (56)                        Vice President      Vice President and Chief Compliance Officer,
                                                                 A I M Advisors, Inc., A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc.,  A I M Fund
                                                                 Services, Inc. and Fund Management Company.

=====================================================================================================================

=====================================================================================================================

                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5
         NAME, ADDRESS AND AGE                 REGISTRANT        YEARS

---------------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (39)                       Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc. and Vice President, A I M Advisors, Inc.
=====================================================================================================================


         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

REMUNERATION OF TRUSTEES

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of other funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds"). Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

         =======================================================================================================

                                                                        RETIREMENT
                                                  AGGREGATE              BENEFITS                 TOTAL
                                                 COMPENSATION             ACCRUED             COMPENSATION
                                                   FROM THE               BY ALL                FROM ALL
                      TRUSTEE                      FUNDS(1)            AIM FUNDS(2)           AIM FUNDS(3)
         =================================== ===================== ====================== ======================
         Charles T. Bauer                               $       0              $       0              $       0
         ----------------------------------- --------------------- ---------------------- ----------------------

         Bruce L. Crockett                                  1,947                 37,485                 96,000
         ----------------------------------- --------------------- ---------------------- ----------------------

         Owen Daly II                                       1,947                122,898                 96,000
         ----------------------------------- --------------------- ---------------------- ----------------------

         Edward K. Dunn, Jr.                                1,947                      0                 78,889
         ----------------------------------- --------------------- ---------------------- ----------------------

         Jack M. Fields                                     1,941                 15,826                 95,500
         ----------------------------------- --------------------- ---------------------- ----------------------

         Carl Frischling(4)                                 1,937                 97,791                 95,500
         ----------------------------------- --------------------- ---------------------- ----------------------

         Robert H. Graham                                       0                      0                      0
         ----------------------------------- --------------------- ---------------------- ----------------------

         John F. Kroeger(5)                                   198                107,896                 91,654
         ----------------------------------- --------------------- ---------------------- ----------------------

         Prema Mathai-Davis                                 1,798                      0                 32,636
         ----------------------------------- --------------------- ---------------------- ----------------------

         Lewis F. Pennock                                   1,973                 45,766                 95,500
         ----------------------------------- --------------------- ---------------------- ----------------------

         Ian W. Robinson(6)                                 1,266                 94,442                 94,500
         ----------------------------------- --------------------- ---------------------- ----------------------

         Louis S. Sklar                                     1,931                 90,232                 95,500
         =======================================================================================================

----------

(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended July 31, 1999, including interest earned thereon, was $11,681.

(2) During the fiscal year ended July 31, 1999, the total estimated amount of expenses allocated to the Trust in respect of such retirement benefits was $2,794. Data reflects compensation estimated for the calendar year ended December 31, 1998.

(3) Each Trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM as of December 31, 1998. Data reflect total compensation earned during the calendar year ended December 31, 1998.

(4) The Fund paid the law firm of Kramer, Levin, Naftalis & Frankel, LLP $4,376 legal fees for services provided to the Fund during the fiscal year ended July 31, 1999. Mr. Frischling, a trustee of the Trust, is a partner of such firm.

(5) Mr. Kroeger was a trustee until June 11, 1998, when he resigned. On that date he became a consultant to the Trust. Of the amount listed above, $-0- was for compensation for services as a trustee and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6)      Mr. Robinson was a trustee until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming a specific level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Dr. Mathai-Davis are 12, 12, 1, 2, 22, 20, 18, 11, 10, and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

          ====================================================================

           Number of Years of     Annual Retirement Compensation Paid By All
            Service With AIM                Applicable AIM Funds
                  Funds
          ==================== ===============================================
                  10                              $67,500
          -------------------- ------------------------------------------------

                   9                              $60,750
          -------------------- ------------------------------------------------

                   8                              $54,000
          -------------------- ------------------------------------------------

                   7                              $47,250
          -------------------- ------------------------------------------------

                   6                              $40,500
          -------------------- ------------------------------------------------

                   5                              $33,750
          ====================================================================


DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a trustee of the Fund. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

THE INVESTMENT ADVISOR

         AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement with the Trust (the "Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises or manages over 125 investment company portfolios encompassing a broad range of investment objectives.

         AIM is a wholly owned subsidiary of AIM Management, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers." A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and, (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Advisory Agreement will continue from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Trust or AIM may terminate the Advisory Agreement on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         Pursuant to the terms of the Advisory Agreement, AIM manages the investments of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Trust's Board of Trustees. AIM shall not be liable to the Fund or its shareholders for any act or omission by AIM or for any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Pursuant to the Advisory Agreement, AIM receives a fee as compensation for its services with respect to the Fund, calculated daily and paid monthly, at an annual rate equal to 0.20% of the first $500 million of the Fund's aggregate average daily net assets, plus 0.175% of the Fund's aggregate average daily net assets in excess of $500 million.

         The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions set forth in the Advisory Agreement may not be terminated without shareholders approval.

         In addition to the fees paid to AIM pursuant to the Advisory Agreement and the Administrative Services Agreement, the Trust, on behalf of the Fund, also pays or causes to be paid all other expenses attributable to the Fund, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Fund; all taxes, including securities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the cost and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and maintenance of registration with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Fund and supplements thereto; expenses of shareholders' and trustees' meetings; fees and travel expenses of trustees and trustee members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel, including counsel to the Non-Interested Trustees of the Trust or AIM, and of independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing reports to shareholders, prospectuses and statements of additional information (other than those reports to shareholders, prospectuses and statements of additional information distributed to existing shareholders of the Institutional Shares) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of shares of the Institutional Shares.

         Expenses of the Trust which are not directly attributable to the operations of any class of shares or Portfolio of the Trust are prorated among all classes of the Trust based upon the relative net assets of each class or Portfolio. Expenses of the Trust which are not directly attributable to a specific class of shares but are directly attributable to a specific Portfolio are prorated among all classes of such Portfolio based upon the relative net assets of each such class. Expenses of the Trust which are directly attributable to a specified class of shares are charged against the income available for distribution as dividends to such shares.

         During the fiscal years ended July 31, 1999, 1998 and 1997, AIM received advisory fees of $850,738, $855,900 and $837,760, respectively, pursuant to the Advisory Agreement. During the fiscal years ended July 31, 1999, 1998 and 1997, AIM was reimbursed $70,069, $59,396 and $66,785, respectively, pursuant to the Administrative Services Agreement.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best of the Trust's knowledge, as of October 1, 1999, the trustees and officers of the Trust owned less than 1% of the outstanding shares of all classes of the Trust, except that the trustees and officers as a group owned 15.5% of the Class A shares of High Yield.

LIMITED MATURITY TREASURY FUND

INSTITUTIONAL CLASS:

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class, as of October 1, 1999, and the percent of outstanding shares owned by such shareholders are as follows:


                                              Percentage            Percentage Owned
      Name and Address                         Owned of               of Record or
      of Owner                                  Record*               Beneficially
      -----------------------------           ----------            ----------------
      Frost National Bank Tx                       59.67%                 -0-
      Muir & Co. c/o Frost
      P.O. Box 2479
      San Antonio, TX 78298-2479

      Esor & Co.                                   26.50%                 -0-
      Attn:  Trust Operations
      P.O. Box 19006
      Green Bay, WI 54307-9006

      Chase Bank of Texas -                         7.88%                 -0-
      OBIE & CO:  Acct C-00142C201
      Attn:  Mutual Fund Unit
      MS 16-HCB-09
      PO Box 200547
      Houston, TX 77216-0547



----------------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

CLASS A SHARES:

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Class A shares, as of October 1, 1999, and the percent of outstanding shares owned by such shareholders are as follows:

                                                     Percentage                Percentage Owned
      Name and Address                                Owned of                   of Record or
      of Owner                                         Record*                   Beneficially
      -----------------------------------            ----------                ----------------
      Merrill Lynch Pierce Fenner & Smith               16.18%                     -0-
      FBO The Sole Benefit of Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. East, 2nd Floor
      Jacksonville, FL 32246

AIM HIGH YIELD FUND II

CLASS A SHARES:

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of AIM High Yield Fund II, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:

                                                 Percentage                Percentage Owned
      Name and Address                            Owned of                   of Record or
      of Owner                                     Record*                   Beneficially
      -----------------------------------        ----------                ----------------
      Jonathan C. Schoolar                           -0-                              17.38%
      3722 Tartan Lane
      Houston, TX 77025

      Gary T. Crum                                   -0-                              15.29%
      11 Greenway Plaza
      Suite 100
      Houston, TX 77046


----------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

CLASS B SHARES

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class B shares of AIM High Yield Fund II, as of October 1, 1999 and the percent of outstanding shares owned by such shareholders are as follows:

                                                     Percentage                Percentage Owned
      Name and Address                                Owned of                   of Record or
      of Owner                                         Record*                   Beneficially
      -----------------------------------            ----------                ----------------
      Merrill Lynch Pierce Fenner & Smith                  7.82%                      -0-
      FBO The Sole Benefit of Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. East, 2nd Floor
      Jacksonville, FL 32246

CLASS C SHARES

         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class C shares of AIM High Yield Fund II, as of October 1, 1999 and the percent of outstanding hares owned by such shareholders are as follows:

                                                     Percentage                Percentage Owned
      Name and Address                                Owned of                   of Record or
      of Owner                                         Record*                   Beneficially
      -----------------------------------            ----------                ----------------
      Merrill Lynch Pierce Fenner & Smith                 11.50%                     -0-
      FBO The Sole Benefit of Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. East, 2nd Floor
      Jacksonville, FL 32246

      Prudential Securities Inc.                           8.11%                     -0-
      FBO Mr. Howard W. Gordon
      Personal Rep
      Est. Mr. Alvin Perlman
      100 SE 2nd Street, FL17
      Miami, FL 33131-2107

------------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


                            PURCHASES AND REDEMPTIONS

NET ASSET VALUE DETERMINATION

         A complete description of the manner by which shares of the Institutional Class may be purchased appears in the Prospectus under the caption "Purchasing Shares."

         Shares of the Institutional Class are sold at the net asset value of such shares. Shareholders may at any time redeem all or a portion of their shares at net asset value. The investor's price for purchases and redemptions will be the net asset value next determined following the receipt of an order to purchase or a request to redeem shares. The net asset value of the Fund varies depending on the market value of its assets.

         In accordance with the current rules and regulations of the SEC, the net asset value per share of the Fund is determined once daily as of the close of trading of the New York Stock Exchange (the "NYSE") which is generally 4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share of the Fund is determined by subtracting the liabilities (e.g., accrued expenses and dividends payable) of the Fund allocated to the class from the value of securities, cash and other assets (including interest accrued but not collected) of the Fund allocated to the class, and dividing the result by the total number of shares outstanding of such class of the Fund. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares," "Redeeming Shares" and "Pricing of Shares" in the Prospectus.)

         The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

THE DISTRIBUTION AGREEMENT

         The Trust has entered into a Distribution Agreement with FMC (the "Distribution Agreement"), pursuant to which FMC has agreed to act as the exclusive distributor of shares of the Institutional Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Institutional Class either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Class and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Institutional Class. FMC does not receive any fees from the Fund pursuant to the Distribution Agreement.

         FMC is a registered broker-dealer and is also a wholly owned subsidiary of AIM. Certain trustees and officers of the Trust are affiliated with FMC.

         The Distribution Agreement will continue from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Fund or FMC may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate in the event of its "assignment," as defined in the 1940 Act.

SUSPENSION OF REDEMPTION RIGHTS

         The right of redemption may be suspended or the date of payment upon redemption may be postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend or holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

REDEMPTIONS BY THE FUND

If your account has been open at least one year, you have not made an additinal puchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the fund has the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.

         If the fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

                       INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

         To achieve its objective, the Fund will invest in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

         Loans of Portfolio Securities. Subject to its investment restrictions (see "Investment Restrictions") the Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments, or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally supervised banks or savings and loan associations.

         When-Issued or Delayed Delivery Trading. The Fund may purchase U.S. Treasury obligations on a when-issued basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery to take place in the future in order to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund's custodian bank will segregate cash or short-term U.S. Treasury obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and when-issued purchase transactions. No delayed delivery or when-issued commitments will be made if, as a result, more than 25% of the Fund's net assets would be so committed.

         Borrowing. Subject to its investment restrictions (see "Investment Restrictions"), the Fund may borrow money from banks for temporary or emergency purposes such as to meet redemption requests which might otherwise require the untimely disposition of securities. The Fund may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

         Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of securities held by the fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act")) only for temporary or emergency purposes and not as a means to increase income, even though the Fund's investment restrictions permit the Fund to engage in reverse repurchase agreements for income enhancement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. One the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

         Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven days.

         Investment in Other Investment Companies. The Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund. The Fund and the other investment companies, including the Affiliated Money Market Funds, will pay advisory fees and other fees and expenses to their service providers.

         Temporary Defensive Investments. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash and money market instruments. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

         Repurchase Agreements. The Fund's investment policies permit the Fund to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of an investment contract from a financial institution, such as a bank or broker-dealer, which contract is secured by U.S. Treasury obligations of the type described above whose value is equal to or greater than the value of the repurchase agreement, including the agreed-upon interest. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by the Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligation, the Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. The Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by the Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, the Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven calendar days from the date of acquisition by the Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven days of the date of acquisition.

         The investment program described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.

INVESTMENT RESTRICTIONS

         As a matter of fundamental policy which may not be changed without a vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of the Fund, the Fund will not:

         (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury.

         (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed
              33 1/3% of the value of the Fund's assets (including the proceeds of such senior securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

         (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and
              (b) by entering into repurchase agreements;

         (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets;

         (5) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33 1/3% of the value of its total assets at the time of such borrowing;

         (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

         (7)  invest in real estate;

         (8) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

         (9)  purchase oil, gas or mineral interests;

         (10) invest in any obligation not payable as to principal and interest in United States currency; or

         (11) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).

         In addition to those policies discussed above, the Fund generally will not invest in any company for the purpose of exercising control or management, or purchase securities of an issuer if the officers and trustees of the Trust and the officers and directors of the Fund's investment advisor collectively own beneficially over 5% of the outstanding voting securities of such issuer, in each case excluding holdings of any officer, trustee or director of less than 1/2 of 1% of the outstanding voting securities of such issuer. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

         The percentage limitations set forth in the restrictions noted above are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Fund may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of the Fund's assets occurring subsequent to the time of purchase.

         The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of the Fund are eligible for investment by a federal credit union. In order to ensure that shares of the Fund meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

         (1) The Fund will enter into repurchase agreements only with: (a) banks insured by the Federal Deposit Insurance Corporation (FDIC);
              (b) savings and loan associations insured by the FDIC; or (c) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

         (2) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

         (3) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

         (4) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

         In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

         To permit the sale of shares of the Fund in Texas, the Fund will limit its investment in securities which are not readily marketable to 15% of its net assets.

                             PERFORMANCE INFORMATION

YIELD CALCULATIONS

         Yields for the Institutional Shares used in advertising are computed as follows: (a) divide the interest and dividend income of the Institutional Class for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the net asset value of the Institutional Class at the end of the period; and

(c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

         Income calculated for the purposes of calculating the yield of the Institutional Class differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Institutional Class may differ from the rate of distributions the Institutional Class paid over the same period or the rate of income reported in the financial statements of the Institutional Class.

         The Fund may also quote the distribution rate for the Institutional Class, which expresses the historical amount of income dividends of the Institutional Class to its shareholders as a percentage of the net asset value per share of the Institutional Class. The distribution rate for the Institutional Class for the thirty day period ended July 31, 1999 was 4.07%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1999 by the net asset value per share of the Institutional Class at the end of that period and annualizing the result.

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the Institutional Class' return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share of the Institutional Class over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Institutional Shares over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance of the Institutional Shares is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Institutional Class.

         In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS

         The following chart shows the total returns for the Institutional Class for the twelve months and the five and ten year periods ended July 31, 1999.

                                                                            AVERAGE
                                                                            ANNUAL        CUMULATIVE
                                                                            RETURN          RETURN
                                                                            -------       ----------
         Twelve months ended 7/31/99............................            4.55%            4.55%
         Five years ended 7/31/99...............................            5.77%           32.39%
         Ten years ended 7/31/99................................            6.27%           83.65%

         The 30 day yield of the Institutional Class as of July 31, 1999 was 5.06%.

         A hypothetical investment of $1,000 in the Institutional Class made at the beginning of the twelve-month period ended July 31, 1999 would have been worth $1,045.49. During the five-year period ended July 31, 1999, a hypothetical $1,000 investment in the Institutional Class at the beginning of such period would have been worth $1,323.94. A hypothetical investment of $1,000 made at the beginning of the ten-year period ended July 31, 1999, would have been worth $1,836.45, assuming in each case that all distributions were reinvested.

         The performance of the Institutional Class may be compared in advertising to the performance of other mutual funds in general or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Inc. and other independent services which monitor the performance of mutual funds. The Institutional Class may also advertise mutual fund performance rankings which have been assigned to the Institutional Class by such monitoring services.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.


                             PORTFOLIO TRANSACTIONS

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since most purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         In the event a Fund purchases securities traded in the over-the-counter market, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the

Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain persons affiliated with the Trust are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         Limited Maturity paid no brokerage commissions to brokers affiliated with that Fund during the past three fiscal years of the Fund.

         Changes in the portfolio holdings of the Fund are made without regard to whether a sale would result in a profit or loss. The portfolio turnover rate of the Fund for the years ended July 31, 1999, 1998 and 1997, were 184%, 133% and 130%, respectively. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by the Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         The dividends accrued and paid for each class of the Fund's shares will consist of: (a) interest accrued and discounts earned (including both original issue and market discount) for the Fund, allocated based upon each class's pro rata share of the net assets of the Fund, less (b) Trust expenses accrued for the applicable dividend period attributable to the Fund, such as custodian fees, trustee's fees, and accounting and legal expenses, allocated based upon each class's pro rata share of the net assets of the Fund, less (c) expenses directly attributable to each class which accrued for the applicable dividend period, such as shareholder servicing plan expenses, if any, or transfer agent fees unique to each class.

         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of the Fund. Accordingly, dividends begin accruing on the first business day of the Fund following the day on which a purchase order for shares of the Fund is effective, and accrue through the day on which a redemption order is effective. Thus, if a purchase order is effective on a Friday, dividends will begin accruing on the following Monday (unless such day is not a business day of the Fund).

         All dividends declared during a month will be paid by check or wire transfer. (Wire transfers may only be made in amounts of $1,000 or more.) In such case, payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends and distributions automatically reinvested in additional full and fractional shares of the Fund at the net asset value of such shares. Such election, or any revocation thereof, must be made in writing by the institution to AFS at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 and will become effective with dividends paid after its receipt by AFS. If a shareholder redeems all the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, if the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

         The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income gain or loss for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         The Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gain for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

         The Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% for noncorporate shareholders), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or any other fund in the AIM Funds). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

         The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and
(iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gain dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the Fund.


                            MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         Shareholder inquiries concerning the status of an account should be directed to the Fund at P.O. Box 0843, Houston, Texas 77001-0843, or may be made by calling (800) 659-1005.

AUDIT REPORTS

         The Trust furnishes holders of the Institutional Class with semi-annual reports containing information about the Trust and its operations, including a schedule of investments held by the Fund and its financial statements. The annual financial statements are audited by the Fund's independent certified public accountants. The Board of Trustees has selected KPMG LLP, 700 Louisiana, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Fund.

LEGAL MATTERS

         Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599, serves as counsel to the Trust.

TRANSFER AGENT AND CUSTODIAN

         The Fund and AFS, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Bank of New York acts as custodian for the Fund's portfolio securities and cash. The Bank of New York attends to the collection of principal and income, pays and collects all monies for securities bought and sold for the Fund, and performs certain other ministerial duties. The Bank of New York and AFS receive such compensation from the Trust for their services as is agreed to from time to time. The address of The Bank of New York is 90 Washington Street, 11th Floor, New York, New York 10286.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered pursuant to the Prospectus. The Registration Statement is available for inspection by the public at the SEC in Washington, DC.

                              FINANCIAL STATEMENTS




                                       FS

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP

September 3, 1999
Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 1999

                                                              PRINCIPAL
                                                               AMOUNT             MARKET
                                             MATURITY           (000)             VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-100.19%

5.125%                                        8/31/00         $ 34,330         $ 34,238,339
-------------------------------------------------------------------------------------------
4.50%                                         9/30/00           34,000           33,648,440
-------------------------------------------------------------------------------------------
4.00%                                        10/31/00           34,060           33,472,806
-------------------------------------------------------------------------------------------
4.625%                                       11/30/00           34,100           33,734,789
-------------------------------------------------------------------------------------------
4.625%                                       12/31/00           35,100           34,681,959
-------------------------------------------------------------------------------------------
4.50%                                         1/31/01           34,100           33,607,255
-------------------------------------------------------------------------------------------
5.00%                                         2/28/01           34,500           34,222,965
-------------------------------------------------------------------------------------------
4.875%                                        3/31/01           34,000           33,625,660
-------------------------------------------------------------------------------------------
5.00%                                         4/30/01           34,200           33,877,836
-------------------------------------------------------------------------------------------
5.25%                                         5/31/01           34,240           34,031,136
-------------------------------------------------------------------------------------------
5.75%                                         6/30/01           34,090           34,160,907
-------------------------------------------------------------------------------------------
5.50%                                         7/31/01           34,700           34,623,660
-------------------------------------------------------------------------------------------
         Total U.S. Treasury Securities (Cost $410,249,128)                     407,925,752
-------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-100.19%                                              407,925,752
-------------------------------------------------------------------------------------------
         LIABILITIES LESS OTHER
           ASSETS-(0.19%)                                                          (777,262)
-------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                    $407,148,490
===========================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost $410,249,128)              $407,925,752
--------------------------------------------------------------------------
Cash                                                             2,864,297
--------------------------------------------------------------------------
Receivables for:
  Investments sold                                              34,703,269
--------------------------------------------------------------------------
  Fund shares sold                                               3,745,894
--------------------------------------------------------------------------
  Interest                                                       4,198,519
--------------------------------------------------------------------------
Investment in deferred compensation plan                            30,068
--------------------------------------------------------------------------
Other assets                                                        54,032
--------------------------------------------------------------------------
    Total assets                                               453,521,831
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                         34,638,671
--------------------------------------------------------------------------
  Fund shares reacquired                                        10,858,373
--------------------------------------------------------------------------
  Dividends                                                        495,043
--------------------------------------------------------------------------
  Deferred compensation                                             30,068
--------------------------------------------------------------------------
Accrued advisory fees                                               71,337
--------------------------------------------------------------------------
Accrued distribution fees                                           74,125
--------------------------------------------------------------------------
Accrued transfer agent fees                                         52,749
--------------------------------------------------------------------------
Accrued operating expenses                                         152,975
--------------------------------------------------------------------------
    Total liabilities                                           46,373,341
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $407,148,490
==========================================================================

NET ASSETS:

Class A                                                       $390,017,633
--------------------------------------------------------------------------
Institutional Class                                           $ 17,130,857
--------------------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                         38,882,645
--------------------------------------------------------------------------
Institutional Class                                              1,707,856
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $      10.03
--------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.03
      divided by 99.00%)                                      $      10.13
--------------------------------------------------------------------------
Institutional Class:
  Net asset value, redemption price and offering price per
    share                                                     $      10.03
--------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 1999

INVESTMENT INCOME:

Interest                                                      $21,893,952
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     850,738
-------------------------------------------------------------------------
Administrative services fees                                       70,069
-------------------------------------------------------------------------
Transfer agent fees-Class A                                       474,047
-------------------------------------------------------------------------
Transfer agent fees-Institutional Class                             3,113
-------------------------------------------------------------------------
Distribution fees-Class A (See Note 2)                            591,643
-------------------------------------------------------------------------
Other                                                             229,521
-------------------------------------------------------------------------
    Total expenses                                              2,219,131
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (4,605)
-------------------------------------------------------------------------
    Net expenses                                                2,214,526
-------------------------------------------------------------------------
Net investment income                                          19,679,426
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    1,359,439
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (3,023,894)
-------------------------------------------------------------------------
      Net gain (loss) from investment securities               (1,664,455)
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $18,014,971
=========================================================================

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended July 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,679,426    $ 22,758,619
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   1,359,439       1,855,056
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,023,894)     (1,793,413)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        18,014,971      22,820,262
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (18,245,067)    (20,003,878)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,523,201)     (2,754,741)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       46,655,684     (44,498,315)
------------------------------------------------------------------------------------------
  Institutional Class                                          (33,718,444)      1,723,996
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       11,183,943     (42,712,676)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          395,964,547     438,677,223
------------------------------------------------------------------------------------------
  End of period                                               $407,148,490    $395,964,547
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $413,559,490    $400,652,004
------------------------------------------------------------------------------------------
  Undistributed net investment income                               29,754          88,842
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (4,117,378)     (5,476,817)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,323,376)        700,518
------------------------------------------------------------------------------------------
                                                              $407,148,490    $395,964,547
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1999l

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Realized gains and losses from securities transactions are recorded on the identified cost basis. On July 31, 1999, undistributed net investment income was increased by $29,754 and paid-in-capital decreased by $29,754 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $2,924,409, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1999, the Fund paid AIM $70,069 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 1999, the Fund paid AFS $206,185 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1999, the Fund paid AIM Distributors $591,643 as compensation under the Plan.
  AIM Distributors received commissions of $75,023 during the year ended July 31, 1999 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1999, the Fund paid legal fees of $4,376 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,605 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,605 during the year ended July 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1 billion or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1999 was $804,343,804 and $787,113,635, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $     30,522
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (3,546,327)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $ (3,515,805)
==========================================================================

Cost of investments for tax purposes is $411,441,557.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1999 and 1998 were as follows:

                                           1999                          1998
                                ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
                                -----------   -------------   -----------   -------------
Sold:
  Class A                        66,719,952   $ 675,218,081    22,832,451   $ 229,871,705
-----------------------------------------------------------------------------------------
  Institutional Class               489,034       4,947,727     1,450,340      14,604,304
-----------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                         1,524,802      15,430,990     1,671,295      16,825,885
-----------------------------------------------------------------------------------------
  Institutional Class                 1,998          20,239         4,391          44,205
-----------------------------------------------------------------------------------------
Reacquired:
  Class A                       (63,662,111)   (643,993,387)  (28,922,414)   (291,195,905)
-----------------------------------------------------------------------------------------
  Institutional Class            (3,809,602)    (38,686,410)   (1,281,958)    (12,924,513)
-----------------------------------------------------------------------------------------
                                  1,264,073   $  12,937,240    (4,245,895)  $ (42,774,319)
=========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class outstanding during each of the years in the five-year period ended July 31, 1999.

                                                           1999        1998        1997         1996         1995
                                                          -------     -------     -------     --------     --------
Net asset value, beginning of period                      $ 10.07     $ 10.07     $  9.97     $  10.03     $   9.96
------------------------------------------------------    -------     -------     -------     --------     --------
Income from investment operations:
  Net investment income                                      0.49        0.56        0.56         0.58         0.57
------------------------------------------------------    -------     -------     -------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.04)         --        0.10        (0.06)        0.07
------------------------------------------------------    -------     -------     -------     --------     --------
    Total from investment operations                         0.45        0.56        0.66         0.52         0.64
------------------------------------------------------    -------     -------     -------     --------     --------
Less distributions:
  Dividends from net investment income                      (0.49)      (0.56)      (0.56)       (0.58)       (0.57)
------------------------------------------------------    -------     -------     -------     --------     --------
Net asset value, end of period                            $ 10.03     $ 10.07     $ 10.07     $   9.97     $  10.03
======================================================    =======     =======     =======     ========     ========
Total return                                                 4.55%       5.66%       6.79%        5.27%        6.61%
======================================================    =======     =======     =======     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $17,131     $50,609     $48,866     $143,468     $129,530
======================================================    =======     =======     =======     ========     ========
Ratio of expenses to average net assets                      0.31%(a)    0.32%       0.31%        0.27%        0.28%
======================================================    =======     =======     =======     ========     ========
Ratio of net investment income to average net assets         4.84%(a)    5.51%       5.56%        5.72%        5.70%
======================================================    =======     =======     =======     ========     ========
Portfolio turnover rate                                       184%        133%        130%         117%         120%
======================================================    =======     =======     =======     ========     ========

(a) Ratios are based on average net assets of $30,940,119.